Exhibit 10.1 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. LOAN GUARANTEE AGREEMENT dated as of November 17, 2025 between CONSTELLATION ENERGY GENERATION, LLC, as Borrower, and U.S. DEPARTMENT OF ENERGY, as Guarantor and Loan Servicer, LOAN GUARANTEE NO. EIR00043

i [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Table of Contents Page ARTICLE I DEFINITIONS AND OTHER RULES OF CONSTRUCTION ................................ 2 Section 1.01 Terms Generally.......................................................................................... 2 Section 1.02 Other Rules of Construction ....................................................................... 2 Section 1.03 Definitions in Other Written Communications ........................................... 4 Section 1.04 Conflict with FFB Documents .................................................................... 4 Section 1.05 Accounting Terms ....................................................................................... 4 ARTICLE II FUNDING ................................................................................................................. 4 Section 2.01 Guaranteed Loan Purchase of the FFB Note .............................................. 4 Section 2.02 Availability and Reductions ........................................................................ 4 Section 2.03 Mechanics for Requesting Advances .......................................................... 5 Section 2.04 Mechanics for Funding Advances .............................................................. 5 Section 2.05 Advance Requirements under the FFB Documents .................................... 8 Section 2.06 No Approval of Work ................................................................................. 8 Section 2.07 Determination of Advance Amounts .......................................................... 8 ARTICLE III PAYMENTS; PREPAYMENTS ............................................................................. 9 Section 3.01 Place and Manner of Payments ................................................................... 9 Section 3.02 Maturity and Amortization ......................................................................... 9 Section 3.03 Evidence of Debt....................................................................................... 10 Section 3.04 Interest Provisions Relating to All Advances ........................................... 10 Section 3.05 Prepayments .............................................................................................. 11 ARTICLE IV PAYMENT OBLIGATIONS; REIMBURSEMENT ............................................ 13 Section 4.01 Reimbursement and Other Payment Obligations. ..................................... 13 Section 4.02 Subrogation ............................................................................................... 15 Section 4.03 Obligations Absolute ................................................................................ 15 Section 4.04 Evidence of Payment ................................................................................ 18 Section 4.05 Payment of Financing Document Amounts .............................................. 18 ARTICLE V CONDITIONS PRECEDENT ................................................................................ 19 Section 5.01 Conditions Precedent to the Execution Date ............................................ 19 Section 5.02 Conditions Precedent to FFB Purchase of the FFB Note ......................... 24 Section 5.03 Advance Approval Conditions Precedent ................................................. 25 Section 5.04 Conditions Precedent to FFB Advance ..................................................... 28 Section 5.05 Satisfaction of Conditions Precedent ........................................................ 29 ARTICLE VI REPRESENTATIONS AND WARRANTIES ..................................................... 29 Section 6.01 Organization and Existence ...................................................................... 29 Section 6.02 Authorization; No Conflict ....................................................................... 30 Section 6.03 Solvency .................................................................................................... 30 Section 6.04 Eligibility of Borrower; Project ................................................................ 30 Section 6.05 Financing Documents ............................................................................... 30

ii [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Section 6.06 Litigation ................................................................................................... 30 Section 6.07 Required Approvals .................................................................................. 31 Section 6.08 Taxes ......................................................................................................... 31 Section 6.09 Financial Statements ................................................................................. 32 Section 6.10 Ownership of Property .............................................................................. 32 Section 6.11 Investment Company Act ......................................................................... 32 Section 6.12 Margin Stock ............................................................................................. 32 Section 6.13 Anti-Corruption Laws ............................................................................... 33 Section 6.14 Environmental Laws ................................................................................. 33 Section 6.15 Davis-Bacon Act ....................................................................................... 33 Section 6.16 ERISA ....................................................................................................... 34 Section 6.17 Sanctions and Anti-Money Laundering Laws .......................................... 34 Section 6.18 Regulatory Matters.................................................................................... 35 Section 6.19 Cargo Preference Act ................................................................................ 35 Section 6.20 Lobbying Restriction ................................................................................ 35 Section 6.21 Federal Funding ........................................................................................ 35 Section 6.22 No Federal Debt Delinquency .................................................................. 35 Section 6.23 No Tax-Exempt Indebtedness ................................................................... 36 Section 6.24 Use of Proceeds......................................................................................... 36 Section 6.25 Disclosure ................................................................................................. 36 Section 6.26 Commissions/Contingency Fees ............................................................... 36 Section 6.27 Internal Controls ....................................................................................... 36 Section 6.28 No Default ................................................................................................. 37 Section 6.29 No Material Adverse Effect ...................................................................... 37 Section 6.30 Cybersecurity ............................................................................................ 37 ARTICLE VII AFFIRMATIVE COVENANTS .......................................................................... 37 Section 7.01 Maintenance of Existence; Property; Etc. ................................................. 37 Section 7.02 Insurance ................................................................................................... 37 Section 7.03 Further Assurances.................................................................................... 37 Section 7.04 Taxes ......................................................................................................... 38 Section 7.05 Construction and Operation of the Project................................................ 38 Section 7.06 Use of Proceeds......................................................................................... 38 Section 7.07 Books, Records and Inspections ............................................................... 38 Section 7.08 Davis-Bacon Act ....................................................................................... 40 Section 7.09 Lobbying Restriction ................................................................................ 41 Section 7.10 Cargo Preference Act ................................................................................ 41 Section 7.11 Compliance with Applicable Laws ........................................................... 42 Section 7.12 Internal Controls ....................................................................................... 42 Section 7.13 SAM Registration ..................................................................................... 43 Section 7.14 Environmental Laws ................................................................................. 43 Section 7.15 Maintenance of Licenses, etc. ................................................................... 43 Section 7.16 Public Announcements ............................................................................. 43 Section 7.17 Prohibited Persons .................................................................................... 43 Section 7.18 Maintenance of Credit Rating ................................................................... 44 Section 7.19 MFN Provision.......................................................................................... 44

iii [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Section 7.20 Compliance with Program Requirements ................................................. 44 ARTICLE VIII INFORMATION COVENANTS ....................................................................... 44 Section 8.01 Financial Statements ................................................................................. 44 Section 8.02 Reporting................................................................................................... 46 Section 8.03 Notices ...................................................................................................... 47 Section 8.04 Other Information ..................................................................................... 48 ARTICLE IX NEGATIVE COVENANTS .................................................................................. 49 Section 9.01 Liens .......................................................................................................... 49 Section 9.02 Fundamental Changes ............................................................................... 49 Section 9.03 Sanctions and Anti-Corruption Laws........................................................ 50 Section 9.04 Program Requirements.............................................................................. 50 Section 9.05 Use of Proceeds......................................................................................... 50 Section 9.06 Margin Regulations ................................................................................... 50 Section 9.07 ERISA ....................................................................................................... 50 Section 9.08 Investment Company Act ......................................................................... 51 Section 9.09 Debarment Regulations. ............................................................................ 51 Section 9.10 Prohibited Person ...................................................................................... 51 Section 9.11 No Federal Funding .................................................................................. 51 Section 9.12 Financial Covenant Test ........................................................................... 51 ARTICLE X EVENTS OF DEFAULT AND REMEDIES ......................................................... 52 Section 10.01 Events of Default .................................................................................... 52 Section 10.02 Remedies; Waivers ................................................................................. 54 Section 10.03 Accelerated Advances ............................................................................. 55 ARTICLE XI MISCELLANEOUS .............................................................................................. 56 Section 11.01 Waiver and Amendment ......................................................................... 56 Section 11.02 Right of Set-Off ...................................................................................... 56 Section 11.03 Survival of Representations and Warranties ........................................... 57 Section 11.04 Notices .................................................................................................... 57 Section 11.05 Severability ............................................................................................. 57 Section 11.06 Judgment Currency ................................................................................. 57 Section 11.07 Indemnification ....................................................................................... 58 Section 11.08 Limitation on Liability ............................................................................ 60 Section 11.09 Successors and Assigns........................................................................... 60 Section 11.10 FFB Right to Sell Loan ........................................................................... 61 Section 11.11 Further Assurances and Corrective Instruments ..................................... 61 Section 11.12 Reinstatement .......................................................................................... 61 Section 11.13 Governing Law; Waiver of Jury Trial .................................................... 62 Section 11.14 Submission to Jurisdiction; Etc. .............................................................. 62 Section 11.15 Entire Agreement .................................................................................... 63 Section 11.16 Benefits of Agreement ............................................................................ 63 Section 11.17 Headings ................................................................................................. 63 Section 11.18 Counterparts; Electronic Signatures ....................................................... 63 Section 11.19 No Partnership; Etc. ................................................................................ 64

iv [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Section 11.20 Independence of Covenants .................................................................... 64 Section 11.21 Marshaling .............................................................................................. 64 Section 11.22 Cooperation Regarding DOE Announcements ....................................... 64 ANNEXES, SCHEDULES AND EXHIBITS Annex A Definitions Schedule 2.04(d) Permitted Costs Schedule 5.01(k) Required Approvals Schedule Schedule 5.01(z) Project Milestone Schedule Schedule 9.09(a) Debarment Regulations Schedule Schedule 11.04 Notices Exhibit A Form of Advance Request Exhibit B Form of Drawstop Notice Exhibit C Form of Officer’s Certificate Exhibit D Form of Closing Certificate Exhibit E Form of Tax Certificate Exhibit F Davis-Bacon Act Contract Provisions Exhibit G Form of Compliance Certificate Exhibit H Form of Monthly Restart Progress Report Exhibit I Form of Restart Budget Exhibit J Form of Project Completion Certificate

1 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. This LOAN GUARANTEE AGREEMENT, dated as of November 17, 2025 (this “Agreement”), is entered into by and between the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America, acting in its capacity as guarantor and loan servicer of the Guaranteed Loan (“DOE”), and CONSTELLATION ENERGY GENERATION, LLC, a limited liability company organized and existing under the laws of the Commonwealth of Pennsylvania (the “Borrower”). PRELIMINARY STATEMENTS (A) DOE has been authorized to issue a guarantee for Federal Financing Bank (“FFB”), a wholly-owned instrumentality of the United States government created by the Federal Financing Bank Act of 1973, as amended, to make loans for the restart and repowering of the Christopher M. Crane Clean Energy Center (f/k/a Three Mile Island Nuclear Station, Unit 1), an 835 MW nuclear generating station located in Londonderry Township, Pennsylvania (the “Plant”), pursuant to Title XVII of the Energy Policy Act of 2005, Pub. L. 109-58, as amended by Pub. L. 117–169, title V, § 50144(c), and as further amended from time to time (“Title XVII”). (B) The Borrower has undertaken, or intends to undertake, the financing, licensing, permitting, development, design, engineering, procurement, restart, testing, startup and commissioning of the Plant (the “Project”). (C) The Borrower submitted an application for the issuance by DOE of a guarantee of a multi- draw term loan facility to be authorized and approved by DOE under Title XVII, subject to the requirements of Section 1706 and the Applicable Regulations. (D) The Borrower and DOE entered into that certain Conditional Commitment Letter, dated as of the date hereof (the “Conditional Commitment Letter”), pursuant to which DOE agreed to arrange for FFB to purchase the FFB Note from the Borrower and to make Advances from time to time thereunder, in each case, upon the terms and subject to the conditions of this Agreement and the other Financing Documents. (E) Subject to the terms and conditions hereof, DOE will, in connection with arranging financing for the Borrower from FFB, issue and deliver to FFB the DOE Guarantee pursuant to which it will guarantee the Borrower’s repayment of principal and interest on the Advances as and when required pursuant to the FFB Note and any other liabilities, losses, costs or expenses incurred by FFB from time to time with respect to the FFB Note or the related FFB Note Purchase Agreement. (F) The execution of this Agreement is a condition precedent to DOE’s issuance of the DOE Guarantee, and FFB’s receipt of the DOE Guarantee is a condition precedent to FFB’s execution of the FFB Documents. (G) The parties hereto desire (a) to specify, among other things, the terms and conditions for (i) the delivery by DOE of the DOE Guarantee and other FFB Secretary’s Instruments required for FFB to purchase the FFB Note pursuant to the FFB Note Purchase Agreement; (ii) the delivery by DOE of Advance Request Approval Notices; and (iii) certain indemnity

2 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. and reimbursement obligations of the Borrower to DOE; and (b) to provide for certain other matters related thereto. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows: ARTICLE I DEFINITIONS AND OTHER RULES OF CONSTRUCTION Section 1.01 Terms Generally. Capitalized terms used herein, including in the preliminary statements, without definition shall have the respective meanings assigned to such terms in Annex A (Definitions). Section 1.02 Other Rules of Construction. Unless the contrary is expressly stated herein: (a) words in this Agreement denoting one gender only shall be construed to include all genders; (b) when used in this Agreement, the words “including,” “includes” and “include” shall be deemed to be followed in each instance by the words “without limitation”; (c) when used in this Agreement, the word “or” is not exclusive; (d) when used in this Agreement, the words “herein,” “hereby,” “hereunder,” “hereof,” “hereto,” “hereinbefore,” and “hereinafter,” and words of similar import, unless otherwise specified, shall refer to this Agreement in its entirety and not to any particular article, section, subsection, paragraph, clause or other subdivision, annex, exhibit, schedule or appendix of this Agreement; (e) when used in this Agreement, the expression “disclosed to DOE in writing” and expressions of similar import shall include email correspondence addressed to DOE or its advisors in accordance with Section 11.04 (Notices) and uploads to any virtual data room or similar platform accessible by DOE or its advisors; (f) each reference in this Agreement to any article, section, subsection, paragraph, clause or other subdivision, annex, exhibit, schedule or appendix shall mean, unless otherwise specified, the respective article, section, subsection, paragraph, clause or other subdivision, annex, exhibit, schedule or appendix of this Agreement; (g) capitalized terms in this Agreement referring to any Person or party to any Financing Document or to any other agreement, instrument, deed or other document shall refer to such Person or party together with its successors and permitted assigns, and in the case of any Governmental Authority, any Person succeeding to its functions and capacities;

3 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (h) each reference in this Agreement to any Financing Document or to any other agreement, instrument, deed or other document, shall be deemed to be a reference to such Financing Document or such other agreement, instrument, deed or document, as the case may be, as the same may be amended, supplemented, novated or otherwise modified from time to time in accordance with the terms hereof and thereof; (i) each reference in this Agreement to any Applicable Law or Environmental Law shall be construed as a reference to such Applicable Law or Environmental Law, as applied, amended, modified, extended or re-enacted from time to time, and includes any rules or regulations promulgated thereunder; (j) each reference in this Agreement to any provision of any other Financing Document will include reference to any definition or provision incorporated by reference within that provision; (k) except where expressly provided otherwise, whenever any matter is required to be satisfactory to, or determined or approved by, DOE or FFB, or DOE or FFB is required or permitted to exercise any discretion (including any discretion to waive, select, require, deem appropriate, deem necessary, permit, determine or approve any matter), the satisfaction, determination or approval of DOE or FFB, or the exercise by DOE or FFB of such discretion, shall be in its respective sole and absolute discretion, as applicable, and further DOE shall be entitled to consult with its Guaranteed Party Advisors in making such determination or exercising such discretion; (l) except where expressly provided otherwise, the words “days”, “weeks”, “months” and “years” shall mean calendar days, weeks, months and years, respectively, and each reference to a time of day shall mean such time in Washington, D.C.; (m) the table of contents and article and section headings and other captions have been inserted as a matter of convenience for the purpose of reference only and do not limit or affect the meaning of the terms and provisions thereof; (n) the expression “reasonable efforts” and expressions of like import, when used in connection with an obligation, means taking in good faith and with due diligence all commercially reasonable steps to achieve the objective and to perform the obligation, including doing all that can reasonably be done in the circumstances taking into account each party’s obligations hereunder to mitigate delays and additional costs to the other party, and in any event taking no fewer steps and efforts than those that would be taken by a commercially reasonable and prudent person in comparable circumstances, where the whole of the benefit of the obligation and where all the results of taking such steps and efforts accrue solely to that person’s own benefit; (o) the words “asset” and “property,” unless otherwise defined herein, shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Equity Interests, securities, revenues, accounts, leasehold interests, intellectual property and contract rights;

4 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (p) the word “will” shall be construed as having the same meaning and effect as the word “shall;” and (q) the definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Section 1.03 Definitions in Other Written Communications. Unless the contrary intention appears, any capitalized term used without definition in any notice or other written communication given under or pursuant to this Agreement shall have the same meaning in that notice or other written communication as in this Agreement. Section 1.04 Conflict with FFB Documents. In the case of any conflict between the terms of this Agreement and the terms of any FFB Document (a) as between the Borrower and DOE the terms of this Agreement shall control, unless expressly stated to the contrary herein, and (b) as (i) between the Borrower and FFB or (ii) between DOE and FFB, the terms of such FFB Document shall control. Section 1.05 Accounting Terms. Except as otherwise expressly provided herein, all accounting terms used herein and in the other Financing Documents, and in any certificate or other document made or delivered pursuant hereto or thereto, but not otherwise defined in Annex A (Definitions) hereto shall have the respective meanings assigned to them in conformity with GAAP. ARTICLE II FUNDING Section 2.01 Guaranteed Loan Purchase of the FFB Note. (a) Purchase of the FFB Note. Subject to the terms and conditions hereof and of the FFB Documents, on the Execution Date, DOE shall deliver to FFB the FFB Secretary’s Instruments required, in accordance with Section 3.3 (Secretary’s Instruments) of the FFB Note Purchase Agreement, in connection with the offer by FFB to purchase, on the Execution Date, the FFB Note contemplated thereunder in an aggregate maximum principal amount not to exceed one billion Dollars ($1,000,000,000) (the “Maximum Guaranteed Loan Amount”). The loan or loans extended under the FFB Note are referred to herein as the “Guaranteed Loan”. (b) Loans. The Guaranteed Loan will be disbursed as set forth herein and the FFB Note shall be issued on the Execution Date. Section 2.02 Availability and Reductions. (a) Guaranteed Loan Amount; Availability Period. Subject to the terms and conditions hereof and of the FFB Documents, DOE shall, during the Availability Period, deliver to FFB an Advance Request Approval Notice authorizing FFB to make Advances in accordance with Section 2.04(a)(ii) (Advance Request Approval Notice); provided, that after giving effect to any Advances and the use of proceeds thereof and subject to Section 2.07 (Determination of

5 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Advance Amounts), the aggregate amount of all Advances made to the Borrower under the FFB Note shall comply with the Debt Sizing Parameters. (b) Guaranteed Loan Commitment Amount Reductions. (i) The Borrower may, on not less than thirty (30) days’ prior written notice to DOE, permanently reduce the Guaranteed Loan Commitment Amount in whole or in part, but only if: (A) the Borrower shall have delivered to DOE by an Acceptable Delivery Method, a certificate, in form and substance satisfactory to DOE, that (i) the total funding available to the Borrower is sufficient to pay all remaining Project Costs and (ii) the proposed reduction or cancellation would not reasonably be expected to cause a Default or an Event of Default; and (B) upon such cancellation or reduction, the Borrower shall pay all expenses and other amounts then due with respect to, or as a result of, such cancellation or reduction under this Agreement. (ii) Once reduced or canceled, the Guaranteed Loan Commitment Amount may not be increased or reinstated. (c) First Advance Long-stop Date; Termination. If the First Advance has not occurred by the First Advance Long-stop Date, DOE may terminate this Agreement upon no less than ten (10) Business Days’ prior written notice to the Borrower; provided, that the Borrower shall have no obligation to request or receive any Advances. Upon such termination, the Borrower shall pay all expenses and other amounts then due in accordance with this Agreement and the other Financing Documents with respect to, or as a result of, such termination. Once terminated, this Agreement may not be reinstated. Section 2.03 Mechanics for Requesting Advances. (a) Advance Requests. Subject to the FFB Documents and Section 2.03(b) (Frequency), from time to time during the Availability Period, the Borrower may request an Advance under the FFB Documents by delivering, by an Acceptable Delivery Method, to DOE, with a copy to the Independent Engineer, an appropriately completed request with respect to such Advance (each, an “Advance Request”), any time not less than twenty (20) Business Days prior to the Requested Advance Date. Each Advance Request shall be in the form attached as Exhibit A (Form of Advance Request) (as such form may be amended, supplemented or modified from time to time by DOE, the “Form of Advance Request”). (b) Frequency. The Borrower may request Advances in accordance with Section 2.03(a) (Advance Requests) not more than once per calendar quarter during the Availability Period. Section 2.04 Mechanics for Funding Advances. (a) Advance Funding.

6 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (i) Satisfaction of Conditions. Promptly after receipt of an Advance Request complying with Section 2.03(a) (Advance Requests), DOE shall review such Advance Request to determine whether all certificates and documentation required to be attached thereto have been delivered to it. (ii) Advance Request Approval Notice. With respect to any Advance under the FFB Documents, if DOE determines that: (x) the Advance Request has been satisfactorily completed pursuant to Section 2.03 (Mechanics for Requesting Advances) and this Section 2.04 (Mechanics for Funding Advances); and (y) all conditions precedent set forth in Section 5.03 (Advance Approval Conditions Precedent) in respect of the requested Advance have been satisfied (or waived in writing), then DOE shall issue to FFB an Advance Request Approval Notice no later than five (5) Business Days prior to the Requested Advance Date. (iii) Funding. For any requested Advance for which an Advance Request Approval Notice has been issued pursuant to this Section 2.04(a) (Advance Funding) and for which no Drawstop Notice has been issued pursuant to Section 2.04(b) (Drawstop Notices), FFB shall fund such Advance on the Requested Advance Date in accordance with the FFB Note Purchase Agreement and the FFB Note. Such funds shall be applied as specified in the FFB Documents and in accordance with Section 2.04(d) (Disbursement of Proceeds); provided, that if any Drawstop Notice has been issued and is in effect on the Requested Advance Date with respect to any funds received by the Borrower, such funds (together with any additional amounts due thereon or arising therefrom) shall be returned by the Borrower to FFB pursuant to Section 2.04(b) (Drawstop Notices). (b) Drawstop Notices. (i) Issuance. Following the issuance of any Advance Request Approval Notice by DOE pursuant to Section 2.04(a)(ii) (Advance Request Approval Notice) and prior to the Requested Advance Date, DOE or FFB may, from time to time, issue a notice substantially in the form attached hereto as Exhibit B (Form of Drawstop Notice) (a “Drawstop Notice”) to the Borrower and to DOE or FFB, as the case may be, if and only if DOE or FFB, as the case may be, determines that: (A) any condition set forth in Section 5.03 (Advance Approval Conditions Precedent) and Section 5.04 (Conditions Precedent to FFB Advance), as applicable, with respect to such Advance is not met; or (B) to the extent the Advance Request Approval Notice has been issued for any Advance under the FFB Note and the FFB Note Purchase Agreement, the conditions precedent to such Advance contained in the FFB Note and the FFB Note Purchase Agreement are not met. (ii) Consequences. If a Drawstop Notice is issued, FFB shall not be obligated to make the requested Advance set forth on such Drawstop Notice; provided, that if FFB makes any such Advance to the Borrower following the issuance of a Drawstop Notice, the Borrower shall return such Advance to FFB within five (5) Business Days following receipt thereof; and, provided further, that any amount required to be returned by the Borrower pursuant

7 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. to this clause (ii) shall accrue interest at the Late Charge Rate from the date such Advance is made until and including the date such Advance is returned and be subject to payment of a make-whole amount in accordance with the FFB Note. Following the return of such Advance, FFB shall deliver an invoice to the Borrower setting forth the interest and other applicable make-whole amount due and payable with respect to such returned amount. The Borrower shall pay promptly, but in no event later than five (5) Business Days following delivery of such invoice, such interest and other applicable make-whole amounts as directed by FFB, and the Borrower shall pay all costs and expenses incurred by DOE, FFB, and the Designated Agent (as applicable) as a result of such Advance made following the issuance of a Drawstop Notice. (c) No Liability. (i) The Borrower acknowledges and agrees that DOE shall only be required to use its reasonable efforts to provide FFB with the necessary Advance Request Approval Notices within the time frames specified in Section 2.04(a)(ii) (Advance Request Approval Notice) but DOE shall in any event ensure that FFB receives all such Advance Requests and Advance Request Approval Notices as soon as reasonably practicable following receipt from the Borrower of the applicable Advance Requests and certificates and other documentation specified above (subject to the Borrower satisfying all conditions precedent specified in this Agreement, including Section 5.03 (Advance Approval Conditions Precedent) and Section 5.04 (Conditions Precedent to FFB Advance), as applicable, and, prior to the Execution Date, Section 5.01 (Conditions Precedent to the Execution Date) and Section 5.02 (Conditions Precedent to FFB Purchase of the FFB Note), respectively). (ii) Neither DOE nor FFB shall have any liability for any action taken (including the delivery of a Drawstop Notice) or omitted to be taken (including the refusal to fund any Advance or Advances following the issuance of a Drawstop Notice) or for any loss or injury resulting from its actions or inaction or its performance or lack of performance of any of its other obligations hereunder unless and solely to the extent such liability arises from the gross negligence or willful misconduct of DOE or FFB as determined by a court of competent jurisdiction in a final, Non-Appealable judgment. In no event shall DOE, FFB or any subsequent holder of the FFB Note be liable, and each such Person shall be exempt from liability in accordance with Section 11.08 (Limitation on Liability), in each case: (A) for acting in accordance with, or relying upon, any entitlement order, instruction, notice, demand, certificate or document from the Borrower or any Person acting on behalf of the Borrower; or (B) in the case of FFB or any subsequent holder of the FFB Note, for acting in accordance with, or relying upon, any Drawstop Notice issued by DOE. (iii) Notwithstanding anything contained in this Agreement to the contrary, neither DOE nor FFB shall incur any liability to the Borrower, any Affiliate thereof or to any other Guaranteed Party for not performing any act or fulfilling any duty, obligation or responsibility hereunder or under any other Financing Document by reason of any Guaranteed Party Force Majeure Event; it being understood that DOE or FFB, as the case may be, shall resume performance hereunder as soon as reasonably practicable after the effects of such Guaranteed Party Force Majeure Event cease to prevent or otherwise hinder DOE or FFB, as applicable, from performing hereunder or thereunder.

8 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (d) Disbursement of Proceeds. (i) The Borrower shall apply the proceeds of any Advance solely to reimburse the Borrower for Eligible Project Costs previously incurred and either expended or accrued by the Borrower, as evidenced by accruals, invoices or other documentation delivered in connection with the applicable Advance Request under Section 2.03(a) (Advance Requests). (ii) In no event shall the proceeds of the Advances be: (A) applied towards any portion of the Project Costs incurred prior to the Eligibility Effective Date; (B) used to pay interest payments on the Guaranteed Loan or programmatic fees charged by or paid to DOE relating to the Guaranteed Loan; (C) used to pay any portion of the Project Costs that are not Permitted Costs at the time of the Advance Request; or (D) used to pay any portion of Project Costs that are not Eligible Project Costs. Section 2.05 Advance Requirements under the FFB Documents. Notwithstanding anything to the contrary contained in this Article II (Funding), the Borrower shall comply with each disbursement requirement set forth in the FFB Documents. Unless otherwise specified in the FFB Documents, all determinations to be made with respect to the FFB Documents shall be made by DOE. Section 2.06 No Approval of Work. The making of any Advance or Advances under the Financing Documents shall not be deemed an approval or acceptance by any Guaranteed Party of any work, labor, supplies, materials or equipment furnished or supplied with respect to the Project. Section 2.07 Determination of Advance Amounts. As of any date of any requested Advance, after giving effect to the Advance: (a) the aggregate outstanding principal amount of all Advances then made to the Borrower under the FFB Note (including, for the avoidance of doubt, the principal amount of such requested Advance) shall not exceed eighty percent (80%) of the amount of Eligible Project Costs incurred and either expended or accrued on or prior to the date of such requested Advance; and (b) the aggregate outstanding principal amount of all Advances shall not exceed the Guaranteed Loan Commitment Amount (collectively, clauses (a) and (b) are referred to as the “Debt Sizing Parameters”).

9 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. ARTICLE III PAYMENTS; PREPAYMENTS Section 3.01 Place and Manner of Payments. (a) All payments due under the FFB Note shall be made by the Borrower to FFB pursuant to the terms of the FFB Documents. (b) All payments to be made to DOE under this Agreement shall be sent by the Borrower in Dollars in immediately available funds before 1:00 p.m. (District of Columbia time) on the date when due to the account specified pursuant to Section 4.01(h) (Reimbursement and Other Payment Obligations). (c) Except as otherwise expressly provided herein, in the event that the date of any payment to DOE or the expiration of any time period hereunder occurs on a day that is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day, and such extension of time shall in such cases be included in computing interest or fees, if any, in connection with such payment. (d) The Borrower understands and agrees that DOE and FFB are agencies or instrumentalities of the United States, with FFB being wholly-owned, and that all payments to be made by the Borrower to DOE or FFB (and not paid for the account or benefit of, or otherwise required to be paid to, any other Person) hereunder or under the Financing Documents are payable, and shall in all cases be paid, free and clear of all Taxes. To the extent the Borrower is required to make a payment to or for the account or benefit of a Person other than DOE or FFB pursuant to Section 4.01 (Reimbursement and Other Payment Obligations) or otherwise under a Financing Document or the Designated Agency Agreement (including any payment of Guaranteed Party Expenses to a Guaranteed Party Advisor or any payment of principal or interest to any assignee or transferee of DOE or FFB), at the Borrower’s request, DOE shall request such Person to provide to the Borrower (at least one (1) Business Day prior to the due date of such payment) a valid, properly completed and executed IRS Form W-9 (or successor form) establishing that payments to such Person are not subject to U.S. backup withholding. The Borrower shall be entitled to withhold Taxes from any such payment to the extent required by applicable law (without any obligation to gross-up or indemnify for such Taxes) and shall timely remit any amount so withheld to the applicable Governmental Authority. Each Person that provides an IRS Form W-9 to the Borrower hereunder agrees, by delivering such form, that if any such form it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or promptly notify the Borrower in writing of its legal inability to do so. Section 3.02 Maturity and Amortization. (a) Final Maturity Date. The Borrower shall repay the outstanding Guaranteed Loan in full on the Final Maturity Date. (b) Payments. The FFB Note shall (i) provide that each Advance thereunder shall be due and payable on the Final Maturity Date; and (ii) provide for the payment of interest

10 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. in accordance with Section 3.04 (Interest Provisions Relating to All Advances) and the FFB Documents. Section 3.03 Evidence of Debt. The entries made in the internal records maintained by or on behalf of DOE evidencing the amounts from time to time (i) advanced by FFB under the FFB Note Purchase Agreement and the FFB Note; or (ii) paid by or on behalf of the Borrower from time to time in respect thereof, shall constitute, absent manifest error, evidence of the existence and amount of the FFB Note Obligations of the Borrower as therein recorded. Section 3.04 Interest Provisions Relating to All Advances. (a) Interest Amount and Interest Computations. (i) Interest shall accrue on the outstanding principal amount of each Advance from the date such Advance is disbursed to the Borrower pursuant to the FFB Note Purchase Agreement and the FFB Note, to the date such Advance is due, in each case, at a rate per annum as specified in the FFB Note Purchase Agreement. Except as provided in Section 3.04(a)(ii) (Interest Amount and Interest Computations), interest accrued on the outstanding principal balance of each Advance shall be due and payable to FFB on each Payment Date beginning on the first Payment Date to occur after the First Advance Date, through and including the Final Maturity Date. (ii) Without limiting the foregoing, all Overdue Amounts on the Guaranteed Loan shall (A) accrue interest at the Late Charge Rate; and (B) be payable by the Borrower in accordance with the FFB Documents. (iii) The Borrower hereby authorizes FFB to record in an account or accounts maintained by FFB on its books (A) the interest rates applicable to all Advances; (B) the date and amount of each principal and interest payment on each Advance outstanding; and (C) such other information as FFB may determine is necessary for the computation of interest and the Prepayment Price payable by the Borrower under the FFB Note. The Borrower acknowledges and agrees that all computations of interest and the Prepayment Price by FFB pursuant to this Section 3.04 (Interest Provisions Relating to All Advances) and the FFB Note shall, in the absence of manifest error, be evidence of the amount thereof. All computations of interest shall be made as set forth in the relevant FFB Document. (b) Interest Payment Dates. Subject to the terms of the FFB Note Purchase Agreement and the FFB Note, the Borrower shall pay accrued interest on the outstanding principal amount of each Advance (i) on each Payment Date, as and to the extent specified in Section 3.04(a) (Interest Amount and Interest Computations); (ii) on each prepayment date (to the extent thereof); and (iii) at maturity (whether by acceleration or otherwise).

11 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Section 3.05 Prepayments. (a) Terms of All Prepayments. (i) With respect to any prepayment of any Advance, whether such prepayment is voluntary or mandatory, including a prepayment upon acceleration, the Borrower shall comply with all applicable terms and provisions of this Agreement and the FFB Documents. (ii) All prepayments of the FFB Note shall be (A) applied to Advances as specified in the relevant Prepayment Election Notice; (B) due in an amount equal to the Prepayment Price calculated by FFB in accordance with the terms of the FFB Note; and (C) applied in the inverse order of maturity among the outstanding principal amounts of the Advances specified in such Prepayment Election Notice, or as otherwise specified by the FFB Note or by DOE (and agreed by the Borrower). (iii) The Borrower may not re-borrow the principal amount of any Advance that is repaid or prepaid, nor shall any such repayment or prepayment create availability for further borrowings during the Availability Period. (iv) Simultaneously with all prepayments of the Advances, whether voluntary or mandatory, the Borrower shall pay all accrued interest and other fees, costs, expenses and other Guaranteed Obligations then outstanding under the Financing Documents. Any prepayments of the Advances under the Guaranteed Loan in full shall require payment in full of all other Guaranteed Obligations. (v) If the Borrower shall fail to make a prepayment to FFB on any Intended Prepayment Date in accordance with this Agreement and the FFB Note, the Borrower shall pay FFB a Late Charge on any Overdue Amount from such Intended Prepayment Date to the date on which payment is made, computed in accordance with the provisions of the FFB Note. (vi) In the event of any prepayment in full of all outstanding Advances under the Guaranteed Loan pursuant to this Section 3.05 (Prepayments), the remaining Guaranteed Loan Commitment Amount shall be deemed to be reduced to zero Dollars ($0), unless otherwise agreed to by DOE. (vii) The Borrower must submit a Prepayment Election Notice for any prepayment of the FFB Note. Each Prepayment Election Notice submitted must state if the prepayment is voluntary or mandatory. (b) Voluntary Prepayments. (i) Subject to clause (ii) below, the Borrower may at any time and from time to time prepay all or any portion of the outstanding principal amount of any Advance under the FFB Note, upon prior submission of a Prepayment Election Notice by the Borrower to DOE and FFB (with a copy to the Designated Agent) not less than ten (10) Business Days prior to the Intended Prepayment Date in accordance with the terms hereof and the FFB Note.

12 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (ii) The Advances may only be prepaid under clause (i) above on or prior to the last day of the Availability Period if either such prepayment includes prepayment (x) in full of all outstanding Advances and all other Guaranteed Obligations, in which case the Borrower shall simultaneously cancel the outstanding commitment of FFB to make Advances to the Borrower, or (y) if in part, the Borrower has delivered a certificate from a Responsible Officer that (1) immediately following such prepayment, the Borrower has (or will have when required) adequate funds available to achieve Project Completion and (2) no Default or Event of Default has occurred and is continuing or could reasonably be expected to occur as a result of such prepayment. (c) Mandatory Prepayments. (i) The Borrower shall prepay in full all of the outstanding Advances and all other Guaranteed Obligations (the “Mandatory Prepayment Amount”) upon the occurrence of any of the following events (each, a “Mandatory Prepayment Event”): (A) from the Execution Date through and including the date that is twenty (20) years after the end of the Availability Period, the Plant has been “abandoned” or “terminated” (which, for the purposes of this Mandatory Prepayment Event, means that (1) construction, development, repowering activities or (following Project Completion) operation of the Plant has ceased for a period of greater than six (6) months (other than as a result of a Force Majeure Event so long as the Borrower endeavors in good faith to complete repowering activities and continue operating (or engage a Qualified Operator to continue operating) the Plant in accordance with Applicable Law) and (2) the Borrower has not made available to DOE reasonably acceptable and defined plans to restart repowering activities, development, construction or operations of the Plant (as applicable) within the immediately succeeding six (6) months); (B) upon the sale or disposition of all or substantially all of the Plant; or (C) upon the occurrence of a Change of Control without the prior written consent of DOE. (ii) Any Mandatory Prepayment shall be made on the Intended Prepayment Date set forth in the relevant Prepayment Election Notice delivered by the Borrower to DOE and FFB (with a copy to the Designated Agent) not less than ten (10) Business Days prior to the Intended Prepayment Date in accordance with the terms hereof and the FFB Note.

13 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. ARTICLE IV PAYMENT OBLIGATIONS; REIMBURSEMENT Section 4.01 Reimbursement and Other Payment Obligations. (a) The Borrower shall pay to DOE the Facility Fee on or before the Execution Date. (b) The Borrower shall pay to DOE the Maintenance Fee, with payments to occur as described below: (i) the Borrower shall pay the initial Maintenance Fee on or before the Execution Date, which fee shall be pro-rated on a daily basis for the number of days starting with the Execution Date and ending on December 31 of the same calendar year; and (ii) the Borrower shall pay each subsequent Maintenance Fee on or before January 1 (or if not a Business Day, the first Business Day immediately following January 1) of each calendar year after the Execution Date until the date on which the Guaranteed Loan is paid in full. (c) The Borrower shall pay to DOE (or, to the extent applicable, reimburse DOE) or such other Person as DOE shall direct in writing, as follows: (i) a sum, in Dollars, equal to the total of all amounts payable by DOE to FFB pursuant to the DOE Guarantee (a “DOE Guarantee Payment”) which relate to, or arise out of, the FFB Documents or FFB providing or having provided financing under the FFB Note (such amounts, “Reimbursement Amounts”), which Reimbursement Amounts shall be due and payable to DOE by the Borrower as of the date on which DOE makes the DOE Guarantee Payment to which they relate; (ii) all documented Guaranteed Party Expenses, without duplication of the Facility Fee and the Maintenance Fee, paid or incurred in connection with: (A) whether or not the transactions contemplated by this Agreement or the Financing Documents are consummated, the due diligence of the Borrower and the Project and the preparation, negotiation, execution and recording of this Agreement, the other Financing Documents and any other documents and instruments related thereto (including legal opinions); (B) any amendment or modification to, or the protection or preservation of any right or claim under, or consent or waiver in connection with, this Agreement, any other Financing Document, or any other document or instrument related to this Agreement or any other Financing Document; (C) the administration, preservation in full force and effect and enforcement of this Agreement, the other Financing Documents and any other documents and instruments referred to herein or therein (including the fees and

14 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. disbursements of counsel for DOE and travel costs) and of the Guaranteed Parties’ rights under this Agreement, the other Financing Documents and any other documents and instruments referred to herein or therein; (D) the servicing, administration and monitoring of the Project (including, after Project Completion, with operations) and the Financing Documents throughout the term of the Guaranteed Loan, including in connection with any difficulty experienced by the Project (including, after Project Completion, with operations) relating to technical, commercial, financial, environmental (including, without limitation, contractors or consultants retained by or on DOE’s behalf to assist in the review and consultation processes pursuant to NEPA) or legal matters or other events; and (E) the pursuit or enforcement of any remedies under the Financing Documents; and (iii) to the extent permitted by Applicable Law, interest on any and all amounts described in this Article IV (Payment Obligations; Reimbursement) (other than Financing Document Amounts, interest on which shall accrue and be payable only to the extent, at the times, in the manner and in the amounts provided for in the Financing Documents (excluding this Section 4.01 (Reimbursement and Other Payment Obligations))) from the date payable by DOE under the FFB Program Financing Agreement until payment thereof in full by the Borrower, which amount shall accrue and be payable at the Late Charge Rate. (d) The effectiveness of any amendment, modification, consent, waiver or change to or in respect of any provision of this Agreement or any other Financing Document that constitutes a “modification” (as defined in Section 502(9) of FCRA) that increases the amount of the Credit Subsidy Cost (as calculated in accordance with FCRA and OMB Circular A-11, and as determined by OMB in its sole discretion) shall be conditioned upon the availability to DOE of funds appropriated by Congress, or, to the extent permitted by Applicable Law, payment by the Borrower, to meet any increase in the Credit Subsidy Cost prior to the effectiveness of such amendment or waiver, to the extent required pursuant to Section 11.01 (Waiver and Amendment). (e) In accordance with Section 609.13(a) of the Applicable Regulations, the Borrower shall not use funds obtained from the U.S. federal government or from a loan or other instrument guaranteed by the U.S. federal government (including the Guaranteed Loan), in either case, for the payment of the Credit Subsidy Cost, the Facility Fee, the Maintenance Fee or any costs, fees or expenses charged by or payable to DOE under this Section 4.01 (Reimbursement and Other Payment Obligations), except to the extent explicitly authorized by the U.S. Congress. (f) The Borrower shall pay to DOE any fees that DOE may assess or incur from time to time and determine to be appropriate and reasonable in connection with any amendment, consent or waiver under this Agreement or any other Financing Document, each of which will be agreed prior to implementation. (g) All fees payable to DOE hereunder shall be paid on the dates due, in immediately available funds in Dollars to DOE and shall be non-refundable upon payment.

15 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (h) All amounts payable to DOE hereunder, including Reimbursement Amounts, shall be paid without counterclaim or set-off by wire transfer to the following account, or to such other account as may be specified by DOE in writing to the Borrower from time to time: U.S. Treasury Department [***] OBI = [***] Section 4.02 Subrogation. In furtherance of and not in limitation of DOE’s right of subrogation, the Borrower acknowledges that, to the extent of any payment made by DOE of Reimbursement Amounts, DOE shall be fully subrogated to the extent of any such payment, and any additional interest due on any late payment, to the rights of FFB under the FFB Note, the FFB Note Purchase Agreement and any other Financing Documents. The Borrower acknowledges and agrees to such subrogation and shall execute such instruments and take such actions as DOE may reasonably request to evidence such subrogation and to perfect the right of DOE to receive any amounts paid or payable thereunder. If and to the extent that DOE shall be fully and indefeasibly reimbursed in cash or immediately available funds by the Borrower pursuant to Section 4.01 (Reimbursement and Other Payment Obligations) in respect of any payment made by DOE of Reimbursement Amounts, such reimbursement shall be deemed to constitute an equal and corresponding payment in respect of DOE’s rights of subrogation hereunder in respect of such payment of Reimbursement Amounts. Section 4.03 Obligations Absolute. (a) The obligations of the Borrower under this Article IV (Payment Obligations; Reimbursement) shall be absolute and unconditional, and shall be paid or performed strictly in accordance with this Agreement under all circumstances irrespective of: (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to the FFB Note, this Agreement or any other Financing Document; (ii) any exchange or release of any other obligations of the Borrower under this Agreement or the other Financing Documents (other than obligations of the Borrower under this Article IV (Payment Obligations; Reimbursement)); (iii) the existence of any claim, setoff, defense (other than a defense of payment or performance), reduction, abatement or other right that the Borrower or any Affiliate thereof may have at any time against DOE or any other Person; (iv) any document presented in connection with any Financing Document proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

16 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (v) any payment by DOE pursuant to the terms of the FFB Program Financing Agreement against presentation of a certificate or other document that does not strictly comply with the terms of the FFB Program Financing Agreement; (vi) any breach by the Borrower or any Affiliate thereof of any representation, warranty or covenant contained in any of the Financing Documents; (vii) except to the extent prohibited by mandatory provisions of Applicable Law, status as, and any other rights of, a “debtor” under the UCC as in effect from time to time in the State of New York or under the Applicable Law of any other relevant jurisdiction; (viii) any duty on the part of DOE to disclose any matter, fact or thing relating to the business, operations or financial or other condition of the Borrower or any Affiliate thereof now known or hereafter known by DOE; (ix) any disability or other defense (other than a defense of payment or performance) of the Borrower or any Affiliate thereof or any other Person; (x) any act or omission by DOE that directly or indirectly results in or aids the discharge of the Borrower or any Affiliate thereof or any other Person, by operation of law or otherwise; (xi) any change in the time, manner or place of payment of, or in any other term of, all or any of its obligations or liabilities hereunder or any compromise, renewal, extension, acceleration or release (other than a release of such obligations of the Borrower under this Article IV (Payment Obligations; Reimbursement)) with respect thereto, any change in any collateral securing its obligations or liabilities hereunder or any other Financing Document or any amendment or waiver of or any consent to departure from any guarantee for all or any of its obligations or liabilities hereunder or any other Financing Document; (xii) any change in the corporate structure or existence of the Borrower or any Affiliate thereof; (xiii) any exchange, taking or release of any collateral in connection with the Financing Documents or the Guaranteed Obligations; (xiv) any application of any collateral to the Guaranteed Obligations; or (xv) any other circumstances or conditions, foreseen or unforeseen, now existing or hereafter occurring, that might otherwise constitute a defense available to, or discharge of, the Borrower or any Affiliate thereof or any other Person in respect of any Financing Document (other than a defense of payment or performance).

17 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (b) The Borrower and all others who may become liable for all or part of the obligations of the Borrower under this Agreement agree to be bound by this Article IV (Payment Obligations; Reimbursement) and, to the extent permitted by Applicable Law, with respect to such obligations arising under this Agreement and any other Financing Document: (i) waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Financing Documents or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of non- payment and of dishonor, protest of dishonor and notice of protest, except as expressly provided otherwise in any Financing Documents; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder except as required hereby or by the other Financing Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, and any defense (other than a defense of payment or performance), that any party to any Financing Document or any beneficiary thereof may have at any time against DOE or any other Person in connection with the Financing Documents or the Guaranteed Obligations, or out of any obligation at any time owing to any Guaranteed Party in connection with the Financing Documents or the Guaranteed Obligations; (v) agree that its liabilities hereunder shall be unconditional and without regard to any setoff, counterclaim or the liability of any other Person for the payment hereof; (vi) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vii) consent to any and all extensions of time that may be granted by any Guaranteed Party with respect to any payment hereunder or other provisions hereof or of any other Financing Document and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; (viii) waive all defenses and allegations based on or arising out of any contradiction or incompatibility among its obligations or liabilities hereunder and any of its other obligations; (ix) waive, unless and until its obligations or liabilities hereunder have been performed, paid, satisfied or discharged in full, any right to enforce any remedy that any Guaranteed Party now has or may in the future have in connection with the Financing Documents or the Guaranteed Obligations against the Borrower or any Affiliate thereof or any other Person;

18 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (x) waive any benefit of, or any right to participate in, any guarantee or insurance whatsoever now or in the future held by any Guaranteed Party in connection with the Financing Documents or the Guaranteed Obligations; (xi) waive the benefit of any statute of limitations affecting its liability hereunder; and (xii) consent to the addition or release of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance or release of any other security for any payment hereunder, and agree that the addition or release of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder. (c) The Borrower shall remain liable for its reimbursement and other payment obligations under this Agreement and the other Financing Documents (other than any reimbursement or other payment obligations which expressly by their terms survive the Release Date) until the occurrence of the Release Date, and nothing except the occurrence of the Release Date shall release the Borrower from such obligations (other than any reimbursement or other payment obligations which expressly by their terms survive the Release Date). (d) Except as expressly provided herein, the obligations and liabilities of the Borrower under this Agreement or the other Financing Documents shall not be conditioned or contingent upon the pursuit or exercise by DOE, FFB or any other Person at any time of any right or remedy (nor shall such obligations and liabilities be affected, released or modified by any action, failure, delay or omission by DOE, FFB or any other Person in the enforcement or exercise of any right or remedy under Applicable Law) against any Person that may be or become liable in respect of all or any part of the obligations and liabilities of the Borrower under this Agreement or the other Financing Documents. Section 4.04 Evidence of Payment. In the event of any payment by DOE that is required to be reimbursed or indemnified by the Borrower, the Borrower shall accept written evidence of billing and payment by DOE as evidence, absent manifest error, of the existence and amount thereof. Section 4.05 Payment of Financing Document Amounts. (a) Anything in this Article IV (Payment Obligations; Reimbursement) to the contrary notwithstanding, including Section 4.04 (Evidence of Payment): (i) amounts payable by the Borrower pursuant to Section 4.01 (Reimbursement and Other Payment Obligations) in respect of payments made or required to be made by DOE to FFB on account of Financing Document Amounts shall be payable by the Borrower at the times, in the manner and in the amounts that such Financing Document Amounts would otherwise have been payable by the Borrower under the Financing Documents (including, for the avoidance of doubt, on an accelerated basis following the occurrence of an Event of Default);

19 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (ii) amounts payable by the Borrower under Section 4.01 (Reimbursement and Other Payment Obligations) shall be without duplication of any amounts payable by the Borrower pursuant to (A) this Agreement; (B) the FFB Note; (C) the FFB Note Purchase Agreement; (D) the subrogation rights referred to in Section 4.02 (Subrogation); or (E) the provisions of Section 11.07 (Indemnification); and (iii) no amount shall be payable by the Borrower under Section 4.01 (Reimbursement and Other Payment Obligations) in respect of payments made or required to be made by DOE to FFB in respect of any liability, loss, cost or expense relating to or arising out of any sale, assignment or other transfer of the FFB Note or portion thereof by FFB to DOE, except during the continuance of an Event of Default. (b) If an event permitting the acceleration of any Advance and/or the FFB Note shall at any time have occurred and be continuing, and such acceleration of any Advance and/or the FFB Note shall at such time be prevented by reason of the pendency against the Borrower or any Affiliate thereof or any other Person of a case or proceeding under a bankruptcy or insolvency law, the Borrower acknowledges and agrees that, for purposes of this Agreement and its obligations hereunder, in respect of any payment made by DOE to FFB, such Advance and/or the FFB Note shall be deemed to have been accelerated with the same effect as if such Advance and/or the FFB Note had been accelerated in accordance with the terms of the FFB Documents. ARTICLE V CONDITIONS PRECEDENT Section 5.01 Conditions Precedent to the Execution Date. The obligation of DOE to execute this Agreement and deliver to FFB the FFB Secretary’s Instruments in accordance with Section 3.3 (Secretary’s Instruments) of the FFB Note Purchase Agreement required for FFB to purchase the FFB Note on the Execution Date, and the obligation of FFB to thereupon deliver an acceptance notice pursuant to Section 5.1 (Acceptance or Rejection of Principal Instruments) of the FFB Note Purchase Agreement shall be subject to the prior satisfaction (or waiver in writing) of each of the following conditions precedent as of the Execution Date (the “Execution Date Conditions Precedent”) as determined by (x) in all cases, DOE, which shall be entitled to (but not required to) consult the Guaranteed Party Advisors; and (y) with respect to any documents or instruments addressed to FFB or to which FFB is a party, FFB. The due execution and release by each Guaranteed Party of its signatures to this Agreement shall be deemed evidence of the occurrence of the Execution Date: (a) Due Diligence Review. Completion by DOE of its due diligence review of the Borrower and the Project, and all other matters related thereto. (b) KYC Requirements. Receipt by DOE of: (i) evidence that the Borrower has established proper operating and credit policies and procedures (including Sanctions compliance and anti-money laundering policies) to ensure, inter alia, proper credit, risk and conflicts of interest management;

20 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (ii) all documentation (including taxpayer identification documents) and other information in respect of the Borrower to the extent required by any Guaranteed Party to enable it to be satisfied with the results of all “know your customer” and other requirements (including, the Anti-Money Laundering Laws); and (iii) confirmation by each Guaranteed Party of the completion of its respective “know your customer” diligence in respect of the Borrower. (c) Financing Documents. Receipt by DOE of fully executed originals (in sufficient counterparts for each of DOE, FFB and the Designated Agent) or copies thereof if permitted by DOE, of each Financing Document. (d) Borrower FFB Documents. Receipt by DOE of each of the documents, including the FFB Borrower’s Instruments, the Certificate Specifying Authorized Borrower Officials and the Opinion of Borrower’s Counsel re: Borrower Instruments that are required to be delivered by the Borrower to FFB pursuant to Section 3.2 (Borrower Instruments) of the FFB Note Purchase Agreement, each of which shall be in full force and effect in accordance with its terms. (e) Organizational Documents. Receipt by DOE of a certificate from a Responsible Officer of the Borrower, substantially in the form of Exhibit C (Form of Officer’s Certificate) and attaching: (i) true and correct copies of the Borrower’s Organizational Documents, good standing certificates, incumbency certificates, resolutions and any other documents as DOE shall reasonably request, with respect to, inter alia, approval of: (A) the Project; (B) the financing therefor (including the Guaranteed Loan and this Agreement); and (C) the execution, delivery and performance by the Borrower of the Financing Documents to which it is party; (ii) a current corporate chart, including the Borrower and each of its Subsidiaries; (iii) a capitalization table of the Borrower setting out the direct shareholders and indirect owners of ten percent (10.0%) or more of the Borrower (not including any shareholders of publicly traded stock or other interests); and (iv) an organizational chart demonstrating the management and governance structure of the Borrower and identifying key persons of the Borrower; provided, however, that if DOE is satisfied that the Borrower’s most recent applicable filing with the SEC contains some or all the information required under this Section 5.01(e) (Organizational Documents), the Borrower may instead deliver a bring-down certification (which may be included in the certificate required by this Section 5.01(e)

21 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (Organizational Documents) confirming that such applicable information was included in its most recent applicable SEC filing and has not changed). (f) Execution Date Certificates. Receipt by DOE of: (i) a certificate from a Responsible Officer of the Borrower, dated as of the Execution Date, substantially in the form of Exhibit D (Form of Closing Certificate) (the “Closing Certificate”); (ii) a certificate from a Responsible Officer of the Borrower, dated as of the Execution Date, substantially in the form of Exhibit E (Form of Tax Certificate) (the “Tax Certificate”); and (iii) a No Federal Funding Certificate from a Responsible Officer of the Borrower, dated as of the Execution Date. (g) [Reserved.] (h) Insurance. Receipt by DOE of a certificate from a Responsible Officer of the Borrower, dated as of the Execution Date, certifying that all insurance required to be obtained or maintained by the Borrower pursuant to the Financing Documents has been obtained and is in full force and effect. (i) Legal Opinions & NRC Regulatory Memo. Receipt by DOE and the other Guaranteed Parties of executed versions of the following legal opinions and memorandums in respect of the Borrower, dated as of the Execution Date and addressed to the applicable Guaranteed Parties: (i) the legal opinion of Baker Botts L.L.P., as New York counsel to the Borrower; (ii) the legal opinion of Ballard Spahr LLP, as Pennsylvania counsel to the Borrower; and (iii) an updated information memorandum prepared by the Borrower, regarding the NRC regulatory procedures in progress by the Borrower to restore power operations authority at the Plant (the “NRC Regulatory Memo”), in substantially the same form as that certain memorandum titled “Regulatory Path to Reauthorize Power Operations”, dated as of November 4, 2024, submitted by the Borrower to NRC. (j) Financial Statements. Receipt by DOE of the most recent audited consolidated Financial Statements of the Borrower and its Subsidiaries and unaudited consolidated Financial Statements of the Borrower and its Subsidiaries for each fiscal quarter following the most recent audited Financial Statements and ending at least sixty (60) days prior to the Execution Date, in each case, together with all notes and analysis, customary certifications and opinions.

22 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (k) Required Approvals. Receipt by DOE of (i) the Required Approvals Schedule, together with a certificate of a Responsible Officer of the Borrower with respect thereto, and (ii) if requested by DOE, copies thereof. (l) Fees and Expenses. Receipt by DOE of: (i) payment of the Facility Fee and Maintenance Fee due and owing as of the Execution Date; (ii) payment in full or reimbursement of all fees required to be paid on or prior to the Execution Date and all Guaranteed Party Expenses and other fees or expenses (if any) then due and payable in accordance with Section 4.01 (Reimbursement and Other Payment Obligations); and (iii) (A) reimbursement of all fees and Guaranteed Party Expenses of any Guaranteed Party Advisors incurred in connection with the transactions contemplated hereunder and under the other Financing Documents and invoiced prior to the Execution Date; or (B) confirmation that such fees and Guaranteed Party Expenses have been paid directly, in each case, from funds other than the proceeds of the Guaranteed Loan. (m) Authorization to Independent Auditor. Receipt by DOE of evidence that the Borrower has irrevocably instructed the Independent Auditor to communicate directly with DOE to the extent required by 10 C.F.R. § 609.17 in accordance with Section 7.07 (Books, Records and Inspections) regarding the Borrower’s pertinent accounts, operations and all other matters customary in performing financial due diligence. (n) Representations and Warranties. Each of the representations and warranties made (or deemed to be made) by the Borrower in any Financing Document is true and correct in all material respects (except to the extent that any such representation or warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it is true and correct in all respects) on and as of such date as if made on and as of such date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date. (o) Material Adverse Effect. Since the date of the Financial Statements of the Borrower and its Subsidiaries delivered pursuant to Section 5.01(j) (Financial Statements), no event (including a change in law) shall have occurred that has or would reasonably be expected to have a Material Adverse Effect. (p) Certain Events. (i) No (A) Default, (B) Event of Default, (C) Force Majeure Event that materially affects the Borrower’s ability to perform its obligations under the Financing Documents or (D) Event of Loss, in each case for the foregoing clauses (A) through (D), shall have occurred and be continuing on, or would result from, the Execution Date. (ii) The Borrower shall not be in default under any material agreement or consent to which the Borrower is a party (other than the Financing Documents, which are

23 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. addressed below) or any material judgment or approval to which the Borrower is subject, in each case, where such default could reasonably be expected to have a Material Adverse Effect. (iii) The Borrower shall not be in breach of any Financing Document. (iv) The Borrower shall not (A) be in violation of any Sanctions, Anti- Money Laundering Laws and Anti-Corruption Laws or (B) with respect to the Project, in material violation of any other Applicable Laws; provided that with respect to this subclause (B) compliance with the Davis-Bacon Act is addressed in Section 6.15 (Davis-Bacon Act). (q) SAM Registration. Receipt by DOE of evidence of the registration by the Borrower in SAM. (r) Credit Rating Requirement. Receipt by DOE of evidence of the most recent credit rating for each of the Borrower’s senior unsecured long-term debt instruments, with each such rating dated no earlier than one (1) year prior to the Execution Date and confirming that such debt instrument is Investment Grade. (s) Lobbying Certification. Receipt by DOE of the Borrower’s completed “Disclosure Form to Report Lobbying” (Standard Form LLL). (t) Program Requirements. Receipt by DOE of evidence that all Program Requirements required to have been satisfied as of the Execution Date have been satisfied. (u) OMB Certification. Receipt by DOE of a certification from the Director of OMB that the DOE Guarantee and the Project comply with the provisions of Section 50141(d) and 50144 of the Inflation Reduction Act of 2022, Public Law No. 117-169 (the “Inflation Reduction Act”). (v) Action Memoranda. Receipt by DOE of one or more action memoranda executed by the Secretary of Energy approving and authorizing: (i) the execution by DOE of the Financing Documents to which it is a party and the transactions contemplated thereby; (ii) any provisions in the Financing Documents that constitute material changes to the terms and conditions set forth in the Term Sheet; and (iii) the apportionment of the Credit Subsidy Cost. (w) Credit Subsidy Cost. Receipt by DOE of evidence that: (i) OMB has reviewed and approved DOE’s calculation of the Credit Subsidy Cost; (ii) OMB has approved the Apportionment and Reapportionment Schedule (Standard Form 132) with respect to the Credit Subsidy Cost; and

24 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (iii) the apportionment of the Credit Subsidy Cost has occurred. (x) Inter-Agency Consultations and Approvals. DOE shall have engaged in all required consultations, obtained all required approvals, and satisfied all applicable legal requirements in connection with execution and performance by DOE of the Financing Documents to which it is a party. (y) Compliance with NEPA; Environmental Reports. DOE shall have: (i) determined that the Borrower is in compliance with 10 C.F.R. 609.8(b)(15) with respect to the Project; (ii) completed its review under NEPA and consultations under Environmental Law, related to the refurbishment, maintenance, and repair activities for the Plant prior to commencement of refueling and repowering (“Phase I”), and the results thereof shall have been satisfactory to DOE; (iii) issued a DOE/EIS-0574: Final Environmental Impact Statement review of the Project pursuant to DOE’s NEPA Implementing Procedures dated June 30, 2025, with respect to DOE’s issuance of the Guaranteed Loan; and (iv) received evidence that (A) all Required Approvals under Environmental Law in connection with Phase I that are necessary or required to be obtained by the Execution Date have been obtained, are in full force and effect and have become a Final Order free of any unduly burdensome conditions, (B) the Borrower and the Project are in compliance with all such Required Approvals, and (C) any mitigation requirements imposed by such Required Approvals have been implemented. (z) Project Requirements. Receipt by DOE of the Restart Budget and Project Milestone Schedule. Section 5.02 Conditions Precedent to FFB Purchase of the FFB Note. The obligation of FFB to deliver an acceptance notice pursuant to Section 5.1 (Acceptance or Rejection of Principal Instruments) of the FFB Note Purchase Agreement to purchase the FFB Note is subject to the prior satisfaction (or waiver in writing) as determined by FFB of each of the following conditions precedent as of the Execution Date and as of the First Advance Date: (a) Conditions Precedent in the FFB Documents. Each condition precedent under the FFB Documents to the purchase of the FFB Note by FFB shall have been satisfied in the sole determination of FFB. (b) Receipt of Instruments. FFB shall have received from DOE each of the FFB Secretary’s Instruments and FFB Borrower’s Instruments. (c) Representations and Warranties. Each of the representations and warranties made by the Borrower in or pursuant to any Financing Document shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it is true and correct

25 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. in all respects) on and as of such date as if made on and as of such date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date. Section 5.03 Advance Approval Conditions Precedent. The obligation of DOE to deliver an Advance Request Approval Notice pursuant to Section 2.04(a)(ii) (Advance Request Approval Notice) directing FFB to make each Advance (including the First Advance) in accordance with the FFB Note Purchase Agreement and the FFB Note shall be subject to the prior satisfaction (or waiver in writing) of each of the following conditions precedent and to their continued satisfaction on the Requested Advance Date for such Advance, in each case, as determined by (x) in all cases, DOE, which shall be entitled to (but not required) to consult the Guaranteed Party Advisors; and (y) with respect to any documents or instruments addressed to FFB or to which FFB is party, FFB: (a) Execution Date Conditions Precedent. The Execution Date shall have occurred. (b) Advance Request. Receipt by DOE from the Borrower of an Advance Request and a Borrower Advance Date Certificate pursuant to Section 2.03(a) (Advance Requests). (c) First Advance Long-stop Date. The First Advance shall occur no later than the First Advance Long-stop Date. (d) Conditions Precedent in the FFB Documents. Each of the conditions precedent (other than delivery of the Advance Request Approval Notice by DOE) to such Advance under the FFB Note in accordance with the FFB Note Purchase Agreement and the FFB Note have been satisfied. (e) Representations and Warranties. Each of the representations and warranties made (or deemed to be made) by the Borrower in or pursuant to any Financing Document shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it is true and correct in all respects) on and as of such date as if made on and as of such date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date, in each case both immediately before and immediately after giving effect to the making of such Advance. (f) Use of Proceeds. Receipt by DOE of (i) a certificate from a Responsible Officer of the Borrower that certifies that the proceeds of the requested Advance will be applied in accordance with Section 2.04(d) (Disbursement of Proceeds); and (ii) accruals, invoices or other documentation reasonably acceptable to DOE evidencing the incurrence of Eligible Project Costs reimbursable with such Advance proceeds. (g) Program Requirements. Receipt by DOE of evidence reasonably satisfactory to it that, as to the extent required under the terms of this Agreement, the Borrower is in compliance with or shall have satisfied, as applicable, all Program Requirements.

26 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (h) Borrower Credit Rating. Confirmation satisfactory to DOE that each of the Borrower’s senior unsecured long-term debt instruments is Investment Grade (it being understood and agreed that evidence in the form of the evidence delivered pursuant to Section 5.01(r) (Credit Rating Requirement) shall be deemed to be a satisfactory form of evidence so long as it confirms an Investment Grade rating and remains in effect). (i) NEPA and SRBC. Prior to any Advance Request for refueling and repowering (“Phase II”) Permitted Costs: (i) DOE shall have completed its environmental review process pursuant to NEPA and consultation under Environmental Law in relation to Phase II; and (ii) DOE shall have received satisfactory evidence that SRBC has issued a permit with respect to the Project for water withdrawal and consumption for operational quantities, which permit shall be a Final Order free of any unduly burdensome conditions. (j) Required Approvals. Receipt by DOE of: (i) an updated Required Approvals Schedule, together with a certificate of a Responsible Officer of the Borrower with respect thereto; (ii) evidence that the Borrower shall have filed all Required Approvals, as specified in the Required Approvals Schedule, which are required to be filed as of the applicable Advance Date, and such applications for any NRC Required Approvals shall have been accepted for docketing by NRC (or, if not accepted, shall be subject only to routine requests for additional information from the NRC, as determined by DOE); and (iii) if requested by DOE, copies of each Required Approval not previously delivered. (k) Davis-Bacon Act. (i) Receipt by DOE of: (A) evidence, to the extent not previously delivered, that the provisions set forth in Exhibit F (Davis-Bacon Act Contract Provisions) and the appropriate wage determination(s) of the Secretary of Labor have been included in each Davis-Bacon Act Covered Contract; and (B) evidence that, through the date that is twenty (20) Business Days before any Requested Advance Date, the Borrower and each DBA Contract Party have complied with all Davis-Bacon Act Requirements (including any required retroactive compliance) or, if applicable, any compliance plans approved by DOE in accordance with Section 7.08(b) (Davis-Bacon Act), with respect to all work performed on the Project, since the immediately preceding Advance Date (or, in the case of the First Advance, since the date of the Advance Request for the First Advance), and any back wages determined by the Department of Labor to be due under any Davis-Bacon Act review have been paid in full. To the extent a variance

27 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. has been granted by the Department of Labor, this provision only applies as required by the Department of Labor and implemented by DOE. (ii) DOE shall not have delivered to any Borrower Entity any notice contemplated by Section 2(2)(i) of Exhibit F (Davis-Bacon Act Contract Provisions) or to the effect that approval of Advances has been suspended pursuant to Section 2(3)(iv)(B) of Exhibit F (Davis-Bacon Act Contract Provisions), unless DOE has revoked such notice in writing or has notified the Borrower that the applicable violation has ceased. (l) Cargo Preference Act. The Borrower (i) shall be in compliance (taking into account, if applicable, any determination of non-availability issued by MARAD in favor of the Borrower) with the Cargo Preference Act of 1954, as amended, and all related implementing regulations, with respect to CPA Goods shipped or to be shipped with respect to Eligible Project Costs included in the current Advance Request, unless the Borrower has entered into an agreement with MARAD with respect to such compliance, in which case it shall be in compliance with such agreement with respect to such CPA Goods and (ii) shall have delivered evidence of such compliance acceptable to DOE. (m) Financing Documents. If requested by DOE in connection with such Advance, receipt by DOE on or prior to the date of such Advance of fully executed originals (to the extent required) or copies of all Financing Documents that may be required in connection with such Advance. (n) Updated NRC Regulatory Memo. If, since the date of the NRC Regulatory Memo delivered as of the Execution Date, there has been a subsequent material change in circumstances (including (i) any unanticipated additional approvals required by NRC, (ii) any delay, contest, appeal of any applicable Governmental Approvals not yet issued, or (iii) any modification, rescission, or termination of any applicable Governmental Approvals issued) on any matter covered by such NRC Regulatory Memo, then to the extent requested by DOE, receipt by DOE of an updated NRC Regulatory Memo, dated as of a date not earlier than twenty (20) Business Days and not later than ten (10) Business Days prior to the Requested Advance Date, of an updated NRC Regulatory Memo solely with respect to such material changes. (o) Payment of Fees. Receipt by DOE of: (i) payment in full of all fees required under the Financing Documents to be paid on or prior to the Requested Advance Date, and all Guaranteed Party Expenses and reimbursement of all fees and Guaranteed Party Expenses of any Guaranteed Party Advisors, incurred and invoiced at least five (5) Business Days prior to the Requested Advance Date; or (ii) confirmation that all such fees invoiced at least five (5) Business Days prior to the Requested Advance Date and Guaranteed Party Expenses have been paid directly to the relevant Guaranteed Party Advisors. (p) Litigation. Receipt by DOE of (x) a certificate from a Responsible Officer of the Borrower certifying that there is no pending or, to the Borrower’s Knowledge, threatened (in writing): (i) action, claim, suit, or proceeding before any Governmental Authority, including

28 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. adversarial actions brought by a Governmental Authority or by private parties, but excluding any rulemaking (other than any legal challenges to any rulemaking which would reasonably be expected to adversely affect any Required Approval) or similar non-adversarial proceedings of general applicability; (ii) investigation by a Governmental Authority; or (iii) arbitral proceeding, that in any such case (A) would reasonably be expected to materially and adversely affect (I) the legality, validity, or enforceability of any Financing Document; or (II) any transaction contemplated by any Financing Document, or (B) that is material to the Project, except as has been disclosed to DOE in writing; and (y) if requested by DOE, a written report from the Borrower summarizing the then current status of all such disclosed material proceedings. (q) Certain Events. (i) No (A) Default, (B) Event of Default, (C) Force Majeure Event that materially affects the Borrower’s ability to perform its obligations under the Financing Documents or (D) Event of Loss that materially affects the Borrower’s ability to perform its obligations under the Financing Documents or achieve Project Completion on or before the Project Completion Long-stop Date, in each case for the foregoing clauses (A) through (D) shall have occurred and be continuing on, or would result from, the Advance Date. (ii) The Borrower shall not be in default under any material agreement or consent to which the Borrower is a party (other than the Financing Documents, which are addressed below) or any material judgment or approval to which the Borrower is subject, in each case, where the default could reasonably be expected to have a Material Adverse Effect. (iii) The Borrower shall not be in breach of any Financing Document. (iv) Except as otherwise set forth in Section 5.03(k) (Davis-Bacon Act), Section 5.03(l) (Cargo Preference Act) and clause (v) below, the Borrower shall not be in material violation of any Applicable Law as it relates to the Project. (v) The Borrower shall not be in violation of any Sanctions, Anti- Money Laundering Laws and Anti-Corruption Laws. (r) Project-Related Conditions. The Project shall be on schedule to achieve Project Completion by the Project Completion Long-stop Date, and the Eligible Project Costs identified in the Advance Request shall be properly identified as Eligible Project Costs. Section 5.04 Conditions Precedent to FFB Advance. The obligation of FFB to make each Advance (including the First Advance) under the FFB Note Purchase Agreement and the FFB Note is subject to the prior satisfaction (or waiver in writing) as determined by FFB of each of the following conditions precedent as of the date of the relevant Advance Request and as of the Advance Date: (a) Receipt of Advance Request Approval Notice. FFB shall have received from DOE an Advance Request Approval Notice.

29 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (b) Absence of Drawstop Notice. No Drawstop Notice shall have been delivered to DOE or FFB. Section 5.05 Satisfaction of Conditions Precedent. Each of the Borrower and DOE hereby acknowledges and agrees that: (a) by delivering the FFB Secretary’s Instruments on the Execution Date, DOE shall be deemed to have approved of or consented to, or to be satisfied with, each of the Execution Date Conditions Precedent that must be approved or consented to by, or be satisfactory to, DOE; and (b) FFB, by delivering an acceptance notice under Section 5.1 (Acceptance or Rejection of Principal Instruments) of the FFB Note Purchase Agreement or making any Advance under the FFB Note, shall be deemed to have approved of or consented to, or to be satisfied with, each of the matters set forth in Sections 5.04 (Conditions Precedent to the Execution Date) and 5.02 (Conditions Precedent to FFB Purchase of the FFB Note) that must be approved or consented to by, or satisfactory to, FFB. ARTICLE VI REPRESENTATIONS AND WARRANTIES To induce DOE to enter into this Agreement and to arrange for FFB to purchase the FFB Note and offer extensions of credit thereunder, the Borrower makes each of the following representations and warranties to and in favor of DOE and FFB as of: (a) the Execution Date and (b) each Advance Date (both immediately before and immediately after giving effect to the Advances being made on such date), except as such representations and warranties are expressly made as to an earlier date, in which case such representations and warranties were true as of such earlier date: Section 6.01 Organization and Existence. The Borrower: (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) is duly qualified to do business in, and in good standing in, the Commonwealth of Pennsylvania and each other jurisdiction where the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect; and (c) has all requisite power and authority to: (i) own or hold under lease and operate the property it purports to own or hold under lease in respect of the Project; (ii) carry on its business as now being conducted and as proposed to be conducted in respect of the Project; (iii) incur Indebtedness; and

30 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (iv) execute, deliver, perform and observe the terms and conditions of each of the Financing Documents to which it is a party. Section 6.02 Authorization; No Conflict. The Borrower has the power and authority to execute and deliver and to perform its obligations under the Financing Documents and to obtain extensions of credit under the Financing Documents. The Borrower has taken all necessary company action to authorize the execution and delivery of, and performance of its obligations under, the Financing Documents and to authorize the extensions of credit on the terms and conditions of the Financing Documents. This Agreement has been, and each other Financing Document has or upon execution and delivery will be, duly executed and delivered by the Borrower. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the extensions of credit hereunder, the issuance of the FFB Note or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Financing Documents, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect, (ii) those Required Approvals identified in Part B of the Required Approvals Schedule, (iii) any other consent, authorization or filing that may be required in the future the failure of which to make or obtain would not reasonably be expected to have a Material Adverse Effect, and (iv) Governmental Approvals and other consents and approvals that, in each case, are of a routine nature and can be obtained in the Ordinary Course of Business. The execution and delivery of, and the performance of the obligations under, this Agreement and the other Financing Documents, the making of Advances hereunder and the use of the proceeds thereof, and the undertaking of the Project, will not (i) violate in any material respects any Applicable Law or any material Contractual Obligation of the Borrower or any of its Subsidiaries (provided that compliance with the Davis- Bacon Act is addressed in Section 6.15 (Davis-Bacon Act)) and (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of their respective properties or revenues pursuant to any Applicable Law or any such Contractual Obligation. Section 6.03 Solvency. The Borrower is Solvent. Section 6.04 Eligibility of Borrower; Project. The Borrower continues to satisfy each of the conditions contained in the Program Requirements for the Project to qualify as an “Eligible Project” thereunder. Section 6.05 Financing Documents. This Agreement constitutes, and each other Financing Document constitutes or upon execution will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Section 6.06 Litigation. There is no pending or, to the Borrower’s Knowledge, threatened (in writing): (i) action, claim, suit, or other proceeding before any Governmental Authority, including adversarial actions brought by a Governmental Authority or private parties, but excluding any rulemaking (other than any legal challenges to any rulemaking which would reasonably be expected to adversely affect any Required Approval) or similar non-adversarial proceedings of general applicability (ii) investigation by a Governmental Authority; or (iii) arbitral

31 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. proceeding, that in any such case (A) would reasonably be expected to materially and adversely affect (I) the legality, validity, or enforceability of any Financing Document, or (II) any transaction contemplated by any Financing Document, or (B) that is material to the Project, except as has been disclosed to DOE in writing. Section 6.07 Required Approvals. (a) The Required Approvals Schedule sets forth all Required Approvals other than Governmental Approvals and other consents and approvals that, in each case, are of a routine nature and can be obtained in the Ordinary Course of Business. (b) Part A of the Required Approvals Schedule sets forth all of the Required Approvals (other than Governmental Approvals and other consents and approvals that, in each case, are of a routine nature and can be obtained in the Ordinary Course of Business) that are necessary or required to be obtained by the Execution Date under Applicable Law. As of the Execution Date, and as of each date thereafter that this representation is to be made, each Required Approval set forth in Part A of the Required Approvals Schedule has been duly and validly issued, is in full force and effect and has become a Final Order free of any unduly burdensome conditions, and the Borrower has no reason to believe that any such Required Approvals already obtained will be revoked, suspended, withheld, adversely modified or materially delayed. (c) Part B of the Required Approvals Schedule includes all of the Required Approvals (other than Governmental Approvals and other consents and approvals that, in each case, are of a routine nature and can be obtained in the Ordinary Course of Business) that are not required to be obtained until after the Execution Date under Applicable Law. (d) Any Required Approval listed on Part B of the Required Approvals Schedule that is required to be obtained, as of any date on which this representation is made, pursuant to and in accordance with the terms of the Financing Documents or Applicable Law, has been duly and validly issued, is in full force and effect and has become a Final Order free of any unduly burdensome conditions, and the Borrower has no reason to believe that any such Required Approvals already obtained will be revoked, suspended, withheld or adversely modified. (e) The Borrower does not have any reason to believe that it will be unable to obtain the Required Approvals set forth in Part B of the Required Approvals Schedule applicable to it in the Ordinary Course of Business free from unduly burdensome conditions or requirements and at such time or times specified in the Required Approvals Schedule and as may otherwise be necessary to avoid any material delay in, or impairment to the transactions contemplated by, the Financing Documents. (f) The Borrower is in compliance in all material respects with all Required Approvals that have been obtained by, or are otherwise applicable to, it. Section 6.08 Taxes. (a) The Borrower has filed or caused to be filed all U.S. federal and state returns of income and franchise taxes imposed in lieu of net income taxes and all other material tax returns

32 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. that are required to be filed by it and has paid all taxes shown to be due and payable by it on said returns or with respect to any claims or assessments for taxes made against it or any of its property by any Governmental Authority (other than (i) any amounts the validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with the Designated Standard have been provided on the books of the Borrower or (ii) to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect). No material tax Liens have been filed against the Borrower other than (A) Liens for taxes that are not delinquent or (B) Liens for taxes that are being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with the Designated Standard have been provided on the books of the Borrower or any of its Subsidiaries, as applicable. (b) Assuming that each Guaranteed Party (other than DOE and FFB) timely provides a valid, properly completed and executed IRS Form W-9 (or successor form) to establish its status as a United States person (as defined in Section 7701(a)(30) of the Code) and to certify that such Guaranteed Party is exempt from U.S. federal backup withholding tax, no withholding Taxes are payable by the Borrower to any Governmental Authority in connection with any amounts payable by the Borrower to DOE or FFB (and not paid for the account or benefit of, or otherwise required to be paid to, any other Person) under the Financing Documents. (c) The Borrower will not assert in any United States federal income tax return or administrative or judicial proceeding with respect to United States federal income tax matters that (i) DOE’s execution and delivery of this Agreement and issuance of the DOE Guarantee; and (ii) any determination by DOE that any project costs are Eligible Project Costs, in each case, constitutes approval of, or acquiescence in, any United States federal income tax position taken by the Borrower, including with respect to eligibility for or calculation of tax credits, by the United States government or any agency or instrumentality thereof. Section 6.09 Financial Statements. Each of the Financial Statements of the Borrower delivered to DOE pursuant to Section 5.01(j) (Financial Statements) and Section 8.01 (Financial Statements) is complete and correct, has been prepared in accordance with the Designated Standard and presents fairly, in all material respects, the financial condition of the Borrower and its consolidated Subsidiaries, as of the respective dates of the Financial Statements for the respective periods covered therein. Section 6.10 Ownership of Property. The Borrower has good title to, or valid leasehold interests in, all its real and personal property material to its business, subject to no Liens other than Permitted Liens, except (only as it pertains to property unrelated to the Project) for where the failure would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 6.11 Investment Company Act. The Borrower is not an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act. Section 6.12 Margin Stock. No part of the proceeds of any Advance, and no other extensions of credit under the FFB Documents, will be used for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under

33 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Regulation T, U or X as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Federal Reserve Board. Section 6.13 Anti-Corruption Laws. (a) The Borrower, and to the Borrower’s Knowledge, its directors, officers, agents, Affiliates and employees, are in compliance in all material respects with all applicable Anti-Corruption Laws. (b) There are no material actions pending, or to the Borrower’s Knowledge, threatened (in writing) against the Borrower with respect to any Anti-Corruption Laws. (c) None of the Borrower, or to the Borrower’s Knowledge, its directors, officers, agents, Affiliates or employees has directly or indirectly: (i) used any corporate funds, property, or other assets for any unlawful or improper contributions, gifts, entertainment, or other unlawful or improper expenses; or (ii) received, made, offered to make, promised to make, or otherwise authorized the receipt, payment, transfer, or giving of any unlawful bribe, rebate, payoff, influence payment, kickback, or other unlawful or improper payment or gift of money, property, assets, or anything of value to any officer, employee, agent, representative, or ceremonial office holder of any Governmental Authority or instrumentality thereof, any political party or supra- national organization, candidate for political office, or to any other Person, in each case, in violation in any material respect with applicable Anti-Corruption Laws. Section 6.14 Environmental Laws. (a) Except as disclosed in writing to DOE or in the Borrower’s most recent applicable SEC filings or that would not have a Material Adverse Effect, the Borrower is and has been in compliance with Environmental Laws and is not subject to any pending or threatened (in writing) enforcement actions or claims regarding alleged violations of Environmental Laws, or subject to any liabilities or costs under Environmental Laws relating to the Release of Hazardous Substances and, to the Knowledge of the Borrower, there are no facts, circumstances or conditions that would reasonably be expected to give rise to such violations, liabilities, or costs. (b) Except as disclosed in writing to DOE or in the Borrower’s most recent applicable SEC filings or that would not be material to the Project, the Project is and has been in compliance with Environmental Laws and is not the subject of any pending or threatened (in writing) enforcement actions or claims regarding alleged violations of Environmental Laws, or subject to any liabilities or costs under Environmental Laws relating to the Release of Hazardous Substances and, to the Knowledge of the Borrower, there are no facts, circumstances or conditions that would reasonably be expected to give rise to such violations, liabilities, or costs. Section 6.15 Davis-Bacon Act. From and after the date of the Advance Request for the First Advance: (a) The Borrower and each DBA Contract Party under each Davis-Bacon Act Covered Contract are in compliance (or, with respect to work performed on the Project prior to the Execution Date, will be in compliance prior to the First Advance Date) with all Davis-Bacon Act

34 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Requirements (including any required retroactive compliance) or, if applicable, any compliance plans approved by DOE in accordance with Section 7.08(b) (Davis-Bacon Act). (b) Each Davis-Bacon Act Covered Contract contains the provisions set forth in 29 C.F.R. §§ 5.5(a)(1) to (10). To the extent a variance has been granted by the Department of Labor, this provision only applies as required by the Department of Labor and implemented by DOE. On the Execution Date, no representation or warranty is made with respect to the subject matter of this Section 6.15 (Davis- Bacon Act). Section 6.16 ERISA. No Reportable Event has occurred during the five (5)-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied with the applicable provisions of ERISA and the Code, except, in each case, to the extent that any such Reportable Event or failure to comply with the applicable provisions of ERISA or the Code would not reasonably be expected to result in a Material Adverse Effect. During the five (5)-year period prior to the date on which this representation is made or deemed made, there has been no (i) failure to make a required contribution to any Plan that would result in the imposition of a Lien or other encumbrance or the provision of security under Section 430 of the Code or Sections 303 or 4068 of ERISA, or the arising of such a Lien or encumbrance; or (ii) “unpaid minimum required contribution” or “accumulated funding deficiency” (as defined or otherwise set forth in Section 4971 of the Code or Part 3 of Subtitle B of Title I of ERISA), whether or not waived, except, in each case, to the extent that such event would not reasonably be expected to result in a Material Adverse Effect. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five (5)-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date for which a certified actuarial valuation report is available prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits, except as would not reasonably be expected to result in a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan during the five (5)-year period prior to the date on which this representation is made or deemed made that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made, except as would not reasonably be expected to result in a Material Adverse Effect. No such Multiemployer Plan is in endangered or critical status (within the meaning of Section 305 of ERISA) or in Insolvency. Section 6.17 Sanctions and Anti-Money Laundering Laws. (a) The Borrower, and to the Borrower’s Knowledge, its directors, officers, agents, Affiliates or employees, are in compliance in all material respects with all applicable Sanctions.

35 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (b) Neither the Borrower, nor, to the Borrower’s Knowledge, its directors, officers, agents, Affiliates or employees: (i) is, directly or indirectly owned fifty percent (50%) or more, individually or in the aggregate by, a Prohibited Person, other than by virtue of passive investments in the publicly traded equity securities of the Borrower’s ultimate parent company that were acquired solely through open-market transactions and do not represent, in the aggregate, to the Borrower’s actual knowledge, more than five percent (5%) of any class of voting securities of such parent company; (ii) is in violation of any Sanctions, or is engaging in any conduct that would reasonably be expected to result in it becoming a Prohibited Person; or (iii) is engaged in any dealings, directly or indirectly, with a Prohibited Person in violation of applicable Sanctions. (c) There are no material actions pending, or to the Borrower’s Knowledge, threatened against the Borrower with respect to compliance with or potential liability with respect to any Sanctions. (d) The Borrower is in compliance in all material respects with all applicable Anti-Money Laundering Laws, and there are no material actions pending, or to the Borrower’s Knowledge, threatened against the Borrower with respect to any Anti-Money Laundering Laws. Section 6.18 Regulatory Matters. Solely by virtue of the execution, delivery and performance of, or the consummation of the transactions contemplated by this Agreement, no Guaranteed Party shall be or become subject to regulation as a “public utility” or “public service corporation” or the equivalent under any Applicable Law. Section 6.19 Cargo Preference Act. The Borrower is in compliance (taking into account, if applicable, any determination of non-availability issued by MARAD in favor of the Borrower) with the Cargo Preference Act of 1954, as amended, and all related implementing regulations, with respect to CPA Goods shipped or to be shipped for the Project, unless the Borrower has entered into an agreement with MARAD with respect to such compliance, in which case it is in compliance with such agreement or waiver. Section 6.20 Lobbying Restriction. The Borrower is in compliance with all requirements of 31 U.S.C. § 1352, as amended, including the requirement that no proceeds of the Advances be expended by the Borrower or any of its Affiliates to pay any person for influencing or attempting to influence an officer or employee of any U.S. federal agency, a member of the U.S. Congress, an officer or employee of the U.S. Congress, or an employee of a member of Congress in connection with the making of the Guaranteed Loan or any other action described in 31 U.S.C. § 1352(a)(2). Section 6.21 Federal Funding. No application has been delivered by the Borrower to, and no application is pending review or approval by, any Governmental Authority for allocation of Federal Funding to the Project in violation of Section 50141(d) of the Inflation Reduction Act. Section 6.22 No Federal Debt Delinquency. The Borrower does not have (a) any judgment Lien against any of its Property for a debt owed to the United States, or (b) any material indebtedness, including any tax liabilities, owed to the United States or any Governmental Authority thereof that is in delinquent status, as the term “delinquent status” is defined in

36 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. 31 C.F.R. § 285.13(d), except to the extent such delinquency has been resolved with the appropriate Governmental Authority in accordance with Applicable Law. Section 6.23 No Tax-Exempt Indebtedness. Neither the Guaranteed Loan nor the Reimbursement Obligations finance, either directly or indirectly, tax exempt debt obligations, consistent with the requirements of Section 149(b) of the Code. Section 6.24 Use of Proceeds. The Borrower has used the proceeds of each Advance in accordance with Section 2.04(d) (Disbursement of Proceeds) and the other terms and conditions of all applicable Financing Documents, including for reimbursement of any Eligible Project Costs. Section 6.25 Disclosure. (a) All written information relating to the Borrower and its business (including the Project), other than any projections, estimates, budgets, forecasts and other forward-looking materials, information of a general economic or industry specific nature, and any reports prepared by consultants, that has been provided by or on behalf of the Borrower to DOE in connection with the transactions contemplated hereby does not, when taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made (giving effect to all supplements and updates thereto). Any projections, estimates, budgets, forecasts and other forward-looking materials that have been made available to DOE in connection with the transactions contemplated hereby have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date such information was furnished to DOE (it being understood that all projections, estimates, budgets, forecasts and other forward-looking materials are as to future events and are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower, and no assurance can be given any results will be realized and that actual results may differ from projected results and such differences may be material). (b) There are no facts or documents of which the Borrower has Knowledge that have not been disclosed to DOE in writing that would reasonably be expected to be material to a commercial lender’s decision to enter into this Agreement or consummate the transactions contemplated hereby or authorize any Advance or that would otherwise reasonably be expected to have a Material Adverse Effect; provided that the foregoing representation and warranty is not made with respect to any facts constituting general economic or industry conditions. Section 6.26 Commissions/Contingency Fees. The Borrower has not paid or become obligated to pay (a) any fee or commission to any broker, finder or intermediary for or on account of arranging the Guaranteed Loan, or (b) any contingency fee (computed as a percentage of any amount of the Guaranteed Loan, and for or on account of arranging the Guaranteed Loan) to any financial or other professional advisor of the Borrower with respect to the Guaranteed Loan. Section 6.27 Internal Controls. The Borrower and its Subsidiaries have implemented, maintained, and complied in all material respects with internal controls and reporting systems that are intended to ensure (a) that the Borrower and its Affiliates, and their respective directors, officers, employees, and agents do not directly or indirectly (i) make, authorize, or receive any

37 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. actual or offered payment or giving of anything of value prohibited by any applicable Anti- Corruption Laws, or (ii) enter into any transaction with, or for the benefit of, any Prohibited Person in violation of Applicable Law, and (b) continued compliance with all applicable Sanctions, Anti- Corruption Laws, and Anti-Money Laundering Laws. Section 6.28 No Default. No Default or Event of Default has occurred and is continuing. Section 6.29 No Material Adverse Effect. No Material Adverse Effect has occurred and is continuing. Section 6.30 Cybersecurity. The Borrower is in compliance in all material respects with, and maintains procedures and internal controls, including procedures to correct deficiencies, designed to comply with, all applicable (and solely to the extent applicable) cybersecurity requirements with respect to the Project as may be set out by the NRC and the North American Electric Reliability Corporation. ARTICLE VII AFFIRMATIVE COVENANTS The Borrower hereby agrees that until the Release Date: Section 7.01 Maintenance of Existence; Property; Etc. (a) The Borrower shall (i) preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 9.02 (Fundamental Changes) and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. (b) The Borrower shall keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear and casualty excepted, except to the extent that failure to do so could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 7.02 Insurance. With respect to the restart and operation of the Plant (including the continued operation of the Plant after Project Completion), the Borrower shall obtain, maintain and comply with all insurance in accordance with normal nuclear industry practices (to the extent available from time to time and on commercially reasonable terms, conditions and price). Section 7.03 Further Assurances. The Borrower shall promptly upon the reasonable request of DOE, (i) correct any material defect or error that may be discovered in any Financing Document or the execution, acknowledgment, filing or recordation thereof, as applicable, and (ii) execute, acknowledge and deliver any and all such further certificates, documents, agreements

38 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. and other instruments as reasonably required from time to time to carry out more effectively the purposes of the Financing Documents. Section 7.04 Taxes. (a) The Borrower shall pay all Taxes due and payable by it or any other tax assessments made against it or any of its property by any Governmental Authority (other than (i) any amounts the validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves have been made in conformity with the Designated Standard on the books of the Borrower or (ii) where the failure to effect such payment would not reasonably be expected to have a Material Adverse Effect). (b) The Borrower will not assert in any United States federal income tax return or administrative or judicial proceeding with respect to United States federal income tax matters that (i) DOE’s execution and delivery of this Agreement and issuance of the DOE Guarantee; and (ii) any determination by DOE that any project costs are Eligible Project Costs, in each case, constitutes approval of, or acquiescence in, any United States federal income tax position taken by the Borrower, including with respect to eligibility for or calculation of tax credits, by the United States government or any agency or instrumentality thereof. Section 7.05 Construction and Operation of the Project. The Borrower shall use commercially reasonable efforts to cause Project Completion to occur on or prior to the Project Completion Long-stop Date and to thereafter use commercially reasonable efforts to cause the Plant to generate energy consistent with expectations based on its name plate capacity for at least twenty (20) years following the end of the Availability Period. Section 7.06 Use of Proceeds. The Borrower shall use the proceeds of each Advance in accordance with Section 2.04(d) (Disbursement of Proceeds) and the other terms and conditions of all applicable Financing Documents and not in contravention of any Applicable Law, Financing Document or applicable Governmental Approval. Neither DOE nor FFB shall have any responsibility as to the use of any proceeds of any Advances. Section 7.07 Books, Records and Inspections. (a) The Borrower shall keep proper books of records and account in which full, true and correct entries in accordance in all material respects with the Designated Standard and all Applicable Laws shall be made of all dealings and transactions in relation to its business and activities. (b) If an Auditor Access Event has occurred and is continuing and the Borrower has received at least five (5) days’ prior written notice, the Borrower shall for purposes of audit and examination (i) permit representatives of any Guaranteed Party to visit and inspect any of its properties and examine and make abstracts from any of its pertinent books and records at any reasonable time to discuss the business, operations, properties and financial and other condition of the Borrower with officers and employees of the Borrower, in each case, to the extent required by 10 C.F.R. § 609.17, and (ii) subject to the conditions in Section 7.07(d)(i)(B) (Books, Records and Inspections), use commercially reasonable efforts to provide for the Guaranteed Parties (in the

39 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. presence of representatives of the Borrower) to meet with the independent certified public accountants of the Borrower; provided, that any such visits or inspections shall be subject to such conditions as the Borrower shall deem necessary based on reasonable considerations of safety, security and confidentiality; and provided, further, that the Borrower shall not be required to disclose to any Person any information the disclosure of which is prohibited by Applicable Law or binding agreement or subject to attorney-client privilege or constitutes attorney-work product or constitutes non-financial trade secrets or non-financial proprietary information so long as (x) such confidentiality obligation was not entered into in contemplation hereof and (y) the Borrower provides DOE with notice that information is being withheld due to the existence of such confidentiality obligation. (c) The Borrower shall permit DOE and any of its representative to audit any data submitted pursuant to this Agreement (including invoices and other documentation submitted in connection with any Advance Requests), at its sole discretion; provided, that the Borrower shall not be required to disclose to any Person any information the disclosure of which is prohibited by Applicable Law or binding agreement or subject to attorney-client privilege or constitutes attorney-work product or constitutes non-financial trade secrets or non-financial proprietary information so long as (x) such confidentiality obligation was not entered into in contemplation hereof and (y) the Borrower provides DOE with notice that information is being withheld due to the existence of such confidentiality obligation. (d) The Borrower shall: (i) authorize the Independent Auditor to communicate directly with: (A) the Comptroller General regarding pertinent books and records of the Borrower for the purpose of audit and examination, only to the extent such access is required by 10 C.F.R. §§ 609.17(a)-(b) or 31 U.S.C. § 3523; provided, however, nothing in this Agreement limits or amends any rights or duties of the Comptroller General under law; and (B) any Guaranteed Party regarding pertinent books and records of the Borrower for the purpose of audit and examination, only to the extent such access is required by 10 C.F.R. §§ 609.17(a)-(b); provided that: (1) an Auditor Access Event has occurred and is continuing; (2) the Guaranteed Party has provided the Borrower no less than five (5) Business Days prior written notice before contacting the Borrower’s Independent Auditor and (I) such written notice shall describe the scope of matters to be discussed with the Borrower’s independent auditors, and (II) the Borrower shall be afforded the opportunity to participate in such discussions; and

40 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (3) to the extent there is a good faith disagreement between the Borrower and the Guaranteed Party about the scope or circumstances of any such access requested by the Guaranteed Party, the Borrower and the Guaranteed Party shall resolve such disagreement in accordance with forums described in Section 11.14 (Submission to Jurisdiction; Etc.), provided, that with respect to Guaranteed Parties (and not with respect to the Comptroller General), the Independent Auditor shall not be required to disclose to any Person any information the disclosure of which is prohibited by Applicable Law or binding agreement or subject to attorney-client privilege or constitutes attorney-work product or constitutes non-financial trade secrets or non-financial proprietary information so long as (x) such confidentiality obligation was not entered into in contemplation hereof and (y) the Borrower provides DOE with notice that information is being withheld due to the existence of such confidentiality obligation; and (e) In the event that the Independent Auditor should cease to be the accountants of the Borrower for any reason, the Borrower shall, promptly, but in any event no later than the period that is required by the SEC, notify DOE of such change in the Independent Auditor and the reason therefor, and the Borrower shall appoint and maintain another firm of independent certified public accountants of nationally recognized standing as the Independent Auditor and promptly deliver to the new Independent Auditor the authorization described in Section 7.07(d) (Books, Records and Inspections). (f) The Borrower shall disclose in writing to its outside auditors and audit committee and shall, upon the occurrence of an Auditor Access Event, provide copies thereof to DOE of: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in its internal controls over financial reporting. (g) The Borrower shall retain all records relating to expenditures incurred with respect to the Project with respect to which Advances were made until the date that is five (5) years after the Advance was made with respect to such expenditure. Section 7.08 Davis-Bacon Act. From and after the date of the Advance Request for the First Advance:

41 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (a) With respect to the Project, the Borrower shall (i) comply (and shall require that each DBA Contract Party complies) with the Davis-Bacon Act Requirements (including any retroactive compliance) and (ii) ensure that each Davis-Bacon Act Covered Contract contains the provisions set forth in 29 C.F.R. §§ 5.5(a)(1) to (11) and 29 C.F.R. §§ 5.5(b)(1) to (5) as well as the appropriate Davis-Bacon Act Wage Determination(s). To the extent a variance has been granted by the Department of Labor, this provision only applies as required by the Department of Labor and implemented by DOE. (b) In the event of any non-compliance by the Borrower or any DBA Contract Party with the Davis-Bacon Act Requirements, (i) the Borrower shall give DOE prompt written notice of such non-compliance but not later than ten (10) Business Days after the Borrower obtains Knowledge thereof, (ii) such written notice shall be accompanied by a certificate of a Responsible Officer of the Borrower setting forth the details of such non-compliance, including actions taken in respect thereof, (iii) the Borrower shall deliver a compliance plan in form and substance satisfactory to DOE no later than a date reasonably determined by DOE to ensure that the Borrower and the relevant DBA Contract Parties are in compliance with all Davis-Bacon Act Requirements, (iv) the Borrower shall diligently and fully implement such compliance plan to the satisfaction of DOE no later than the date(s) specified in such compliance plan, and (v) the Borrower shall provide any other information reasonably requested by DOE in respect of the foregoing, and any noncompliance will not constitute a Default or an Event of Default for so long as the Borrower is performing in accordance with this Section 7.08(b) (Davis-Bacon Act). Section 7.09 Lobbying Restriction. The Borrower shall comply with lobbying requirements under 31 U.S.C. § 1352, as amended, including the requirement that each Borrower Entity shall not utilize the proceeds of any Advance to pay any Person for influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or an employee of a member of Congress. Section 7.10 Cargo Preference Act. (a) The Borrower shall comply (taking into account, if applicable, any determination of non-availability issued by MARAD in favor of the Borrower) with the Cargo Preference Act of 1954, as amended, and all related implementing regulations with respect to the Project, unless the Borrower has entered into an agreement with MARAD with respect to such compliance, in which case it shall comply with such agreement. (b) Without limiting the generality of the foregoing, and unless the Borrower has reached an agreement with MARAD excusing it from the following obligations or otherwise providing for its compliance with the Cargo Preference Act of 1954, as amended, the Borrower shall: (i) deliver to the Division of National Cargo, Office of Market Development, Maritime Administration, Washington, D.C. 20590 (x) in the case of shipments originating outside of the United States, within thirty (30) working days (as such term is used in 46 C.F.R. § 381.7) or (y) in the case of shipments originating within the United States, within twenty (20) days, in each case, following the date of loading any CPA Goods, a legible copy of a

42 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. rated, ‘on-board’ commercial ocean bill-of-lading in English for each shipment of CPA Goods; and (ii) ensure all agreements whereby the Borrower procures, contracts for, or otherwise obtains CPA Goods provide for (x) compliance with the Cargo Preference Act of 1954, as amended, and all related implementing regulations with respect to CPA Goods and the utilization of privately owned United States-flag commercial vessels to ship at least fifty percent (50.0%) of the gross tonnage (computed separately for dry bulk carriers, dry cargo liners, and tankers) involved to the extent such vessels are available at fair and reasonable rates for United States-flag commercial vessels and (y) delivery of the necessary shipment information as set forth in clause (b)(i) above. Section 7.11 Compliance with Applicable Laws. (a) Except where a higher standard is set forth in a separate provision of this Agreement, the Borrower shall: (i) comply with all Applicable Laws, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect; (ii) comply with all Sanctions, Anti-Corruption Laws, and Anti-Money Laundering Laws; and (iii) with respect to the restart and operation of the Plant (including the continued operation of the Plant after Project Completion), comply in all material respects with all Applicable Laws and applicable cybersecurity requirements as set out by the NRC and the North American Electric Reliability Corporation; provided that with respect to the Davis-Bacon Act this covenant applies only starting from the date of the Advance Request for the First Advance. (b) If any Principal Person of the Borrower fails to comply with any applicable Sanctions, Anti-Corruption Laws, and Anti-Money Laundering Laws, the Borrower shall, to the extent the Borrower has not removed or replaced such Principal Person within thirty (30) days of obtaining Knowledge that such Principal Person has so failed to comply, engage and continue to engage in good faith discussions with DOE regarding the removal or replacement of such Principal Person or, if such removal or replacement is not reasonably feasible, the implementation of other mitigation measures. (c) The Borrower shall establish and maintain an anti-money laundering compliance program if and as required by the Patriot Act. (d) The Borrower shall procure all relevant Required Approvals, including NRC Required Approvals, at or prior to such time as they are required or necessary, maintain such Required Approvals, and comply in all material respects with all Required Approvals. Section 7.12 Internal Controls. The Borrower shall maintain and comply with internal accounting and compliance controls and reporting systems that are intended to provide reasonable assurance that (a) the Borrower and each other Borrower Entity is in compliance with (i) the

43 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Financing Documents to which it is a party and (ii) applicable Sanctions, Anti-Corruption Laws, and Anti-Money Laundering Laws, and (b) the Borrower is in compliance with the Designated Standard. Section 7.13 SAM Registration. The Borrower shall maintain its SAM database registration (or any successor database registration) at all times so long as such database (or any successor database) is maintained by the United States government. Section 7.14 Environmental Laws. The Borrower shall comply with all applicable Environmental Laws, including with respect to the generation, use, handling, transportation, treatment, storage, or disposal of any Hazardous Substances, except, in each case, where the failure to comply would not reasonably be expected to result in a Material Adverse Effect. Notwithstanding the preceding sentence, in respect of the restart and operation of the Plant (including the continued operation of the Plant after Project Completion), the Borrower shall comply in all material respects with all applicable Environmental Laws, and will comply in all material respects with any requirements set forth, as applicable, in the Categorical Exclusion, Environmental Assessment and Finding of No Significant Impact, or Environmental Impact Statement and Record of Decision and any measures or requirements related to any consultations under Environmental Laws. Section 7.15 Maintenance of Licenses, etc. Except as required pursuant to Section 7.11(d) (Compliance with Applicable Laws) with respect to Required Approvals (including NRC Required Approvals), the Borrower shall maintain in full force and effect any authorization, consent, license or approval of any Governmental Authority necessary for the conduct of the Borrower’s business as now conducted by it or necessary in connection with this Agreement, except, in each case, to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 7.16 Public Announcements. The Borrower shall coordinate with DOE in advance with respect to (a) the initial public announcement(s) related to the Guaranteed Loan, (b) any subsequent public announcements by the Borrower or any of its Affiliates regarding the Guaranteed Loan (other than (i) any announcements that are substantially similar to prior announcements with respect to which DOE and the Borrower shall have coordinated and (ii) statements and disclosures relating to the Guaranteed Loan in the Borrower’s SEC filings (and any press releases associated with such SEC filings) that are true and correct in all material respects) and (c) any public announcements by the Borrower regarding any event that constitutes an Event of Default or Mandatory Prepayment Event (other than any statements and disclosures required by Applicable Law or pursuant to an emergency response plan or the like); provided, that for the avoidance of doubt the Borrower’s failure to comply with clauses (b) and (c) of this section shall not be a Default or an Event of Default unless the Borrower has intentionally and repeatedly failed to coordinate with DOE with respect to subsequent public announcements. Section 7.17 Prohibited Persons. (a) The Borrower shall provide prompt written notice (including a brief description) to DOE if, at any time, it obtains Knowledge that the representations made with respect to Prohibited Persons (including the Debarment Regulations) in any of the Financing

44 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Documents were erroneous when made or have become erroneous by reason of changed circumstances. (b) If any Principal Person of any Borrower Entity becomes (whether through a transfer or otherwise) a Prohibited Person, the Borrower shall, to the extent the Borrower has not removed or replaced such Principal Person within thirty (30) days of obtaining Knowledge that such Person has become a Prohibited Person, engage and continue to engage in good faith discussions with DOE regarding (i) the removal or replacement of such Person or (ii) if such removal or replacement is not reasonably feasible, the implementation of other mitigation measures acceptable to DOE. Section 7.18 Maintenance of Credit Rating. The Borrower shall maintain, during the Availability Period, a rating for its long-term senior unsecured Indebtedness from at least two nationally recognized statistical rating organizations. Section 7.19 MFN Provision. In the event that any Lien (other than any Permitted Lien) is granted by the Borrower to secure obligations under any agreement entered into by the Borrower evidencing long-term Indebtedness of the Borrower (whether existing as of the Execution Date or entered into thereafter), (i) the Borrower shall provide notice thereof to DOE promptly following the occurrence thereof, (ii) the terms and conditions of this Agreement shall be, without any further action by DOE or the Borrower, automatically amended and modified in an equivalent manner such that DOE shall receive the benefit of any such Lien, solely for so long as such Lien is in effect under such other long-term debt agreement, and (iii) solely for so long as such Lien is in effect under such other long-term debt agreement, the Borrower shall take all other necessary actions to ensure the Guaranteed Loan is equally and ratably secured with a perfected Lien having the same priority, including entering into such additional documents or make such additional filings to document the creation, perfection and priority of such Lien as DOE may reasonably request (provided that any failure of the Borrower to comply with clause (i) or (iii) of this Section 7.19 (MFN Provision) shall not affect the enforceability or effectiveness of clause (ii) and the extension of the benefit of such Lien to DOE). Section 7.20 Compliance with Program Requirements. The Borrower shall comply with all Program Requirements in connection with the Project; provided that with respect to the Davis-Bacon Act this covenant applies only starting from the date of the Advance Request for the First Advance. ARTICLE VIII INFORMATION COVENANTS The Borrower hereby agrees that until the Release Date: Section 8.01 Financial Statements. At its own expense, the Borrower shall furnish or cause to be furnished to DOE by an Acceptable Delivery Method (unless otherwise noted), and if

45 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. requested by FFB or DOE on behalf of FFB, to FFB by email, with a reproduction of the signatures where required, the following items: (a) Annual Financial Statements. As soon as available, but in any event within one hundred five (105) days after the end of each Fiscal Year of the Borrower, a copy of the audited Financial Statements of the Borrower and its consolidated Subsidiaries as at the end of such year (including the related audited consolidated statements of income and cash flows for such year), setting forth in each case in comparative form the figures for the previous year and including a report of the Independent Auditor, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit (other than any such qualification or exception, or qualification that is solely with respect to, or expressly resulting solely from, (x) an upcoming maturity date under any Indebtedness that is scheduled to occur within one (1) year from the time such report is delivered or (y) any prospective breach of any financial covenant with respect to any Indebtedness), by the Independent Auditor. (b) Quarterly Financial Statements. As soon as available, but in any event not later than sixty (60) days after the end of each of the first three (3) quarterly periods of each Fiscal Year of the Borrower, the unaudited consolidated Financial Statements of the Borrower and its consolidated Subsidiaries as at the end of such quarter (including the related unaudited consolidated statements of income and cash flows for such quarter and the portion of the Fiscal Year through the end of such quarter), setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to the absence of footnotes and normal year-end audit adjustments). All such Financial Statements shall (x) be complete and correct in all material respects and (y) shall be prepared in reasonable detail and in accordance with the Designated Standard applied (except as approved by such accountants or officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods, subject, in each case to the absence of footnotes and to normal year-end audit adjustments. (c) Compliance Certificates. Concurrently with any delivery of Financial Statements or other information pursuant to any of Section 8.01(a) (Annual Financial Statements) and 8.01(b) (Quarterly Financial Statements), a certificate of a Financial Officer of the Borrower substantially in the form attached as Exhibit G (Form of Compliance Certificate) (a “Compliance Certificate”), which certificate shall: (i) (A) certify that no Default or Event of Default has occurred, or, if such certification cannot be made, the nature and period of existence of such Default or Event of Default and what corrective action the Borrower has taken or proposes to take with respect thereto and (B) certify and set forth in reasonable detail the information and calculation necessary to establish the Borrower’s compliance with the Financial Covenant Test; (ii) in the case of each Compliance Certificate delivered concurrently with annual Financial Statements pursuant to Section 8.01(a) (Annual Financial Statements), (A) certify that such Financial Statements fairly present, in all material respects, the financial condition of the Borrower as at the dates indicated and the results of its operations and its cash flows for the periods indicated, in each case in conformity with the Designated Standard applied on a basis

46 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. consistent with prior years, and (B) contain a written statement stating any material changes, if any, within the Designated Standard used to prepare the applicable Financial Statements or in the application thereof since the date of the previous certification and describing the effect of any such changes on such Financial Statements accompanying such certificate. (d) Additional Financial Reporting. (i) As soon as available, but in any event within five (5) Business Days after delivery thereof, copies of all Financial Statements and reports sent to holders of any class of the Borrower’s publicly traded debt or equity securities. (ii) At any time an Auditor Access Event has occurred and is continuing, promptly following receipt thereof, copies of any Independent Auditor letters. (e) EDGAR. The Borrower shall be deemed to have timely delivered the financial statements or other information required to be delivered pursuant to this Section 8.01 (Financial Statements) to the extent required and upon the filing of such information by the Borrower through the SEC’s EDGAR system (or any successor electronic gathering system) within the applicable deadline for such filing (giving effect to any waivers or extensions of such deadlines) or the publication by the Borrower of such Financial Statements or reports on its website. Section 8.02 Reporting. At its own expense, the Borrower shall furnish or cause to be furnished to DOE by an Acceptable Delivery Method and, if requested by FFB or DOE on behalf of FFB, to FFB by email to [***], with a reproduction of the signatures where required, the following items: (a) Restart Reporting. (i) Prior to Project Completion, no later than the last Business Day of each month, a Monthly Restart Progress Report in form and substance satisfactory to DOE. (ii) Upon Project Completion (and, for clause (B) below, if Project Completion has not occurred by the Project Completion Long-Stop Date, then on the Project Completion Long-stop Date), receipt by DOE of a certificate of a Responsible Officer of the Borrower substantially in the form attached as Exhibit J (Form of Project Completion Certificate), which certificate shall: (A) certify that, to the Knowledge of such Responsible Officer, the Project is materially constructed as designed, operating as planned, and in compliance with the applicable terms and conditions of the Financing Documents, subject to exceptions as provided in an attachment to the certificate; (B) attach satisfactory evidence that (I) there are no Liens on the Project site (other than Permitted Liens) and (II) there are no past-due payments in excess of (x) five million Dollars ($5,000,000) individually or (y) fifty million Dollars ($50,000,000) in the aggregate, in either case under this clause (II), owed

47 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. to any contractor or subcontractor for work on the Project site (other than any past- due payments for which the Borrower has established reasonable reserves in conformity with the Designated Standard, and which do not involve any substantial danger of the sale, forfeiture or loss of any material part of the Project, title thereto or any interest therein and shall not interfere in any material respect with the operations of the Project); and (C) certify that Project Completion has occurred. (b) Environmental Reports. Prior to Project Completion, no later than sixty (60) days after the end of each Fiscal Quarter, and after Project Completion, no later than January 1 and July 30 of each year, a report regarding environmental matters relating to the Project, including: (i) the status of all the U.S. federal and state environmental permits and associated reporting requirements for both restart and operation of the Plant; (ii) solely prior to Project Completion, any material changes to the Project that may require additional review pursuant to NEPA; (iii) any notices, orders, decisions, directives or determinations with respect to the restart and operation of the Plant (including the continued operation of the Plant after Project Completion) issued to the Borrower by any Governmental Authority related to noncompliance with Environmental Laws; and (iv) any release or threatened Release of Hazardous Substances reportable under applicable Environmental Laws of, or discovery of the presence of Hazardous Substances at or above applicable regulatory standards in the soil or groundwater at the Project site reportable under applicable Environmental Laws with respect to the restart and operation of the Plant (including the continued operation of the Plant after Project Completion) and any remedial action taken or expected to be taken with respect thereto and, at the request of DOE, the timing or expected timing of such remedial action, and the associated costs incurred or expected to be incurred in connection with such remedial action. (c) Base Case Financial Model. Within five (5) Business Days of the Borrower filing its annual report on Form 10-K for the Fiscal Year 2025 (or such later date reasonably agreed by DOE), a certified copy of the most recent version of the Base Case Financial Model for the Borrower that has been provided by the Borrower to external credit rating agencies. The financial model shall include financial projections for the consolidated operations of the Borrower and its Subsidiaries, demonstrating compliance with the Financial Covenant Test, and projections shall be prepared by the Borrower in good faith, accompanied by a certificate from the chief financial officer or similar Financial Officer of the Borrower. Section 8.03 Notices. Promptly, but in any event withing five (5) Business Days (or such other period of time as set forth below), after the Borrower obtains Knowledge thereof, the Borrower shall furnish or cause to be furnished to DOE, at the Borrower’s expense, by an Acceptable Delivery Method, and if requested by FFB or DOE on behalf of FFB, to FFB by email to [***], with a reproduction of the signatures where required, written notice of the following items: (a) the occurrence of any event that constitutes a Default or Event of Default, specifying the nature thereof, together with a certificate of a Responsible Officer of the Borrower indicating the steps the Borrower has taken or proposes to take to remedy the same;

48 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (b) the occurrence of any Mandatory Prepayment Event; (c) the occurrence of any ERISA Event which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect (provided, that, any judicial proceeding instituted by PBGC that, within sixty (60) days after the institution of such proceeding, has been withdrawn or stayed by PBGC or otherwise, shall be disregarded for the purpose of this Section 8.03 (Notices)); (d) within ten (10) Business Days after the Borrower obtains Knowledge thereof, any written allegation of any violation of Environmental Laws, or of any costs and liabilities arising from environmental remediation agreements, indemnification obligations, or enforcement proceedings related to environmental non-compliance (i)(x) which would reasonably be expected to result in a Material Adverse Effect or (y) that relate to the restart and operation of the Plant (including the continued operation of the Plant after Project Completion) and would reasonably be expected to be material and (ii) that are subject to reporting to any Governmental Authority in accordance with Applicable Law; (e) any Adverse Proceeding pending or threatened in writing that would either (i) reasonably be expected to adversely impact the Project (including the continued operation of the Plant after Project Completion) or (ii) would reasonably be expected to have a Material Adverse Effect; (f) any information that representations made with respect to Debarment Regulations were erroneous when made or have become erroneous by reason of changed circumstances; (g) any adverse change or downgrade in the credit rating of the Borrower or that the Borrower has been placed on a negative credit watch or its equivalent by any external credit rating agency; and (h) any termination, revocation, rescission, cancellation, withdrawal, suspension, discharge (otherwise than by performance), transfer or assignment of the PPA; provided that the Borrower shall use commercially reasonable efforts to provide notice of such event prior to any public announcement of such event. Section 8.04 Other Information. At its own expense, the Borrower shall furnish or cause to be furnished to DOE by an Acceptable Delivery Method, and, if requested by FFB or DOE on behalf of FFB, to FFB by email to [***], with a reproduction of the signatures where required, such other information or documents material to the restart or operation of the Plant (including the continued operation of the Plant after Project Completion) or reasonably related to the Borrower’s obligations under the Financing Documents, in each case, as DOE may reasonably request; provided, that the Borrower shall not be required to disclose to any Person any information the disclosure of which is prohibited by Applicable Law or binding agreement or subject to attorney-client privilege or constitutes attorney-work product or constitutes non-financial trade secrets or non-financial proprietary information so long as (x) such confidentiality obligation was not entered into in contemplation hereof and (y) the Borrower provides DOE with notice that information is being withheld due to the existence of such confidentiality obligation.

49 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. ARTICLE IX NEGATIVE COVENANTS The Borrower hereby agrees that until the Release Date: Section 9.01 Liens. The Borrower shall not create, incur, assume or suffer to exist any Lien upon any assets of the Borrower except for (a) Permitted Liens or (b) other Liens incurred by the Borrower in accordance with Section 7.19 (MFN Provision). Section 9.02 Fundamental Changes. The Borrower shall not, nor shall it agree to enter into, any transaction of merger, consolidation, liquidation, winding up, dissolution or other similar actions with any Person that is not an Affiliate of the Borrower prior to such action (a “Merger Transaction”), or convey, sell, lease or otherwise transfer all or substantially all of the Borrower’s property or assets, unless, in the case of a Merger Transaction: (a) if the Borrower shall consolidate with or merge into another Person and the Borrower is not the surviving Person, the surviving Person formed by such consolidation or merger shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall have expressly assumed pursuant to a written agreement, in form and substance satisfactory to DOE, the due and punctual payment of the principal of (and premium, if any) and interest on the Guaranteed Loan and the performance of all obligations of the Borrower under the Financing Documents; (b) immediately after giving effect to such Merger Transaction, no Default or Event of Default shall have occurred and be continuing; (c) all required Governmental Approvals in connection with the Merger Transaction shall have been obtained prior to the consummation of such transaction; (d) the surviving Person resulting from the Merger Transaction is Investment Grade; and (e) the Borrower has delivered to DOE: (i) a certificate of a Responsible Officer of the Borrower certifying that such consolidation or merger complies with this Section 9.02 (Fundamental Changes) and that all conditions precedent herein provided for relating to such transaction have been complied with; and (ii) solely in the event that the Borrower is not the surviving Person, a legal opinion from counsel satisfactory to DOE opining as to the due authorization, execution, delivery and enforceability of the assumption agreement referred to in clause (a) above and covering such other matters as DOE may reasonably request.

50 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Section 9.03 Sanctions and Anti-Corruption Laws. (a) The Borrower will not use the proceeds of the Advances, or lend, contribute or otherwise make available such proceeds to any Subsidiary, Affiliate, joint venture partner or other Person or entity, to fund the activities of any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of any Sanctions (provided, however, that this Agreement shall not prohibit the purchase of nuclear fuel or nuclear fuel components from a Prohibited Person, and transactions necessary and incidental thereto, to the extent such transactions are permitted under, and done in compliance with, Applicable Law). (b) The Borrower shall not repay any portion of the Guaranteed Loan with any funds derived, obtained, or otherwise received, directly or indirectly, (i) from any Prohibited Person, or (ii) in violation of any applicable Anti-Corruption Laws or Sanctions. Section 9.04 Program Requirements. The Borrower Parties shall not without DOE consent take any action, or fail to take any action, that would: (a) change the scope of the Project in any manner that would require any additional review under NEPA beyond the reviews contemplated herein; or (b) cause the Project not to be an Eligible Project. Section 9.05 Use of Proceeds. The Borrower shall not use the proceeds of any Advance for any purpose other than as specified in Section 2.04(d) (Disbursement of Proceeds) and the other terms and conditions of all applicable Financing Documents and not in contravention of any Applicable Law, Financing Document or applicable Governmental Approval. Neither DOE nor FFB shall have any responsibility as to the use of any proceeds of any Advances. Section 9.06 Margin Regulations. The Borrower shall not directly or indirectly apply any part of the proceeds of any Advance or other revenues to the purchasing or carrying of any margin stock within the meaning of Regulation T, U or X of the Federal Reserve Board, or any regulations, interpretations or rulings thereunder, or for any purpose that violates any Regulations of the Federal Reserve Board. Section 9.07 ERISA. The Borrower shall not, and shall cause its Subsidiaries not to: (a) take any action that would result in the occurrence of an ERISA Event to the extent that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, the occurrence of such ERISA Event could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect; (b) allow, or permit any of its Subsidiaries to allow, the aggregate amount of Unfunded Pension Liabilities among all Employee Benefit Plans (taking into account only Employee Benefit Plans with positive Unfunded Pension Liabilities) at any time to exist where such amount could have a Material Adverse Effect; or

51 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (c) fail, or permit any of its Subsidiaries to fail, to comply with ERISA or the related provisions of the Code, if any such non-compliance, singly or in the aggregate, would be reasonably likely to have a Material Adverse Effect. Section 9.08 Investment Company Act. The Borrower shall not take any action that would result in the Borrower being required to register as an “investment company” under the Investment Company Act, or that would result in it being controlled by any Person that is or is required to be registered as an “investment company” under the Investment Company Act. Section 9.09 Debarment Regulations. (a) Unless authorized by DOE, or as otherwise disclosed or provided under Schedule 9.09(a) (Debarment Regulations Schedule), the Borrower shall not knowingly enter into any transactions in connection with the construction, operation or maintenance of the Plant (including after Project Completion) with any Person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or non-procurement transactions with any U.S. federal government department or agency pursuant to any of the Debarment Regulations. (b) The Borrower shall not fail to comply with any and all Debarment Regulations in a manner that results in the Borrower being debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or non-procurement transactions with any U.S. federal government department or agency pursuant to any of such Debarment Regulations. Section 9.10 Prohibited Person. No Borrower Entity shall become (whether through a transfer or otherwise) a Prohibited Person. Section 9.11 No Federal Funding. The Borrower shall not use any Federal Funding to pay any Project Costs or to repay the Guaranteed Loan in violation of Section 50141(d) of the Inflation Reduction Act. Section 9.12 Financial Covenant Test. The Borrower shall not be out of compliance with any Financial Covenant Test other than any non-compliance which (i) has been cured or may still be cured by the Borrower within any remaining cure period provided under the Borrower’s then-outstanding revolving credit facility (provided that, if no cure period is specified in such then- outstanding revolving credit facility, then such cure must occur within thirty (30) days from the date of non-compliance) or (ii) has been waived or may still be waived by the applicable parties within any remaining cure period provided under the Borrower’s then-outstanding revolving credit facility (provided that, if no cure period is specified in such then-outstanding revolving credit facility, then such waiver must occur within thirty (30) days from the date of non-compliance), in each case, in accordance with the terms of the Borrower’s then-outstanding revolving credit facility.

52 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. ARTICLE X EVENTS OF DEFAULT AND REMEDIES Section 10.01 Events of Default. The occurrence of any of the following events shall constitute an Event of Default (an “Event of Default”) hereunder: (a) Failure to Make Payment Under Financing Documents. The Borrower shall fail to pay, in accordance with the terms of this Agreement, the FFB Documents or any other Financing Documents (whether at scheduled maturity, as a required prepayment, by acceleration or otherwise): (i) any principal amount of the Advances or any interest otherwise due and payable in respect of the Guaranteed Loan or any Reimbursement Obligation on or before the date such amount is due; or (ii) any fee, charge or other amount (excluding any amount described in clause (i) above) due under any Financing Document on or before the date such amount is due, and, other than any amount due and payable on the Final Maturity Date, such failure to pay shall continue unremedied for a period of five (5) Business Days after the date on which such amount was due. (b) Misstatements; Omissions. Any representation or warranty made or deemed made by the Borrower herein or in any other Financing Document or in any certificate, Financial Statement or other document provided by or on behalf of the Borrower to any Guaranteed Party or any Guaranteed Party Advisor in connection with the transactions contemplated by the Financing Documents shall be found to have been incorrect, false or misleading when confirmed, made or deemed to have been made, unless such materially untrue representation, warranty or statement is capable of being remedied, and such materially untrue representation, warranty or statement is remedied within thirty (30) days (and if the Borrower is diligently pursuing a cure and no Material Adverse Effect has occurred and is continuing as a result of such breach, an additional sixty (60) days (for a total of ninety (90) days)), in each case following the earlier of (i) the date of notice thereof from DOE to the Borrower or (ii) the date that the Borrower obtains Knowledge thereof. (c) Breaches Under this Agreement Without Cure Period. The Borrower fails to perform or observe any of its obligations under any term, covenant or agreement set forth in Section 7.01(a)(i) (Maintenance of Existence; Property; Etc.), Section 7.06 (Use of Proceeds), Section 7.09 (Lobbying Restriction), Section 7.10 (Cargo Preference Act), Section 7.17 (Prohibited Persons), Section 7.19 (MFN Provision), Section 7.20 (Compliance with Program Requirements), Section 8.03(a) (Notices), Section 8.03(b) (Notices) or Article IX (Negative Covenants). (d) Other Breaches Under Financing Documents. The Borrower shall fail to perform or observe any covenant, or any other term or obligation under this Agreement or any other Financing Document (other than those described in clauses (a)-(c) above), in each case, where such failure to perform or observe has not been remedied within thirty (30) days following

53 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. such failure (and if the Borrower is diligently pursuing a cure and no Material Adverse Effect has occurred as a result of such breach, an additional sixty (60) days (for a total of ninety (90) days)). (e) Default Under Other Indebtedness. (i) The Borrower shall default in the payment of any principal or interest due under any one or more agreements or instruments in respect of which the Borrower has outstanding at any time any Indebtedness for Borrowed Money (other than the Guaranteed Loan) in an amount in excess in the aggregate of five hundred million Dollars ($500,000,000) (such amount to be increased in proportion to the percentage increase of CPI at the time of measurement from the CPI as of the Execution Date) and such default continues beyond any applicable grace period. (ii) Any default (other than a payment default as addressed in clause (i)) occurs under any one or more agreements or instruments in respect of which the Borrower has outstanding at any time any Indebtedness for Borrowed Money in an amount in excess in the aggregate of one billion two-hundred fifty million Dollars ($1,250,000,000) (such amount to be increased in proportion to the percentage increase of CPI at the time of measurement from the CPI as of the Execution Date) and such default continues beyond any applicable grace period. (f) Unenforceability, Termination, Repudiation or Transfer of Any Financing Documents. Any Financing Document at any time and for any reason: (i) is or becomes invalid, illegal, void or unenforceable or any party thereto has repudiated or disavowed or taken any action to challenge the validity or enforceability of such agreement; (ii) except as otherwise expressly permitted hereunder, ceases to be in full force and effect except at the stated termination date thereof, or shall be assigned or otherwise transferred or terminated by any party thereto prior to the repayment in full of all Guaranteed Obligations (other than with the prior written consent of DOE); or (iii) is suspended, revoked or terminated (other than upon expiration in accordance with its terms when fully performed). (g) Bankruptcy; Insolvency; Dissolution. (i) Involuntary Bankruptcy; Etc. The commencement of an Insolvency Proceeding against the Borrower (or any other event has occurred against the Borrower that under any Applicable Law would have an effect analogous to any of those events listed in the definition of Insolvency Proceeding, or any action is taken by any Person for the purpose of effecting such events), in each case, without the Borrower’s consent, and such proceeding results in the entry of an order for relief or continues undismissed for sixty (60) days. (ii) Voluntary Bankruptcy; Etc. The institution by the Borrower of any Insolvency Proceeding, or the admission by it in writing of its inability to pay its Indebtedness

54 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. generally as it becomes due or its general failure to pay its Indebtedness as it becomes due, or the making of a general assignment for the benefit of its creditors. (iii) Dissolution. The dissolution of the Borrower. (h) Judgments. A Governmental Judgment (or equivalent judgment of an arbitral or similar tribunal) shall be entered against the Borrower and such Governmental Judgment (or other similar judgment) has not been vacated, discharged or stayed or bonded pending appeal for any period of sixty (60) days, and the aggregate amount of all such Governmental Judgments (or similar judgments) subject to collection at any time (except to the extent covered by insurance and the applicable insurer(s) have not denied coverage therefor) exceeds five hundred million Dollars ($500,000,000) (such amount to be increased in proportion to the percentage increase of CPI at the time of measurement from the CPI as of the Execution Date). (i) ERISA Events. An ERISA Event shall have occurred that, individually or when aggregated with any other then-existing ERISA Event, results in or would reasonably be expected to result in a Material Adverse Effect. (j) Federal Funding. The Borrower shall use any Federal Funding to pay any Project Costs or to repay the Guaranteed Loan after the Execution Date (including the use of other funds guaranteed by the U.S. federal government) in violation of Section 50141(d) of the Inflation Reduction Act. For the avoidance of doubt, each clause of this Section 10.01 (Events of Default) shall operate independently, and the occurrence of any such event shall constitute an Event of Default. Section 10.02 Remedies; Waivers. (a) Upon the occurrence of and during the continuance of an Event of Default, DOE or the Designated Agent may exercise any one or more of the rights and remedies set forth below: (i) declare all or any portion of the indebtedness and obligations of every type or description owed by the Borrower to DOE and FFB under this Agreement and each other Financing Document to be immediately due and payable, and the same shall thereupon be immediately due and payable; (ii) exercise any rights and remedies available under the Financing Documents; (iii) take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts then due and thereafter to become due under the Financing Documents or to enforce performance of any obligation of the Borrower under the Financing Documents; (iv) (A) refuse, and the Guaranteed Parties shall not be obligated, to make any further Advances; and (B) reduce the remaining Guaranteed Loan Commitment Amount to zero Dollars ($0); and/or

55 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (v) set off and apply any moneys of the Borrower on deposit with or held by any Guaranteed Party to the satisfaction of the Guaranteed Obligations under all of the Financing Documents. (b) Upon the occurrence of an Event of Default referred to in Section 10.01(g) (Bankruptcy; Insolvency; Dissolution): (i) the remaining Guaranteed Loan Commitment Amount shall automatically be reduced to zero Dollars ($0); and (ii) each Advance made under the FFB Note, together with interest accrued thereon and all other amounts due under the FFB Note, this Agreement and the other Financing Documents, shall immediately mature and become due and payable, without any other presentment, demand, diligence, protest, notice of acceleration, or other notice of any kind, all of which the Borrower hereby expressly waives. (c) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Financing Documents or existing at law or in equity. No delay or failure to exercise any right or power accruing under any Financing Document upon the occurrence and during the continuance of any Event of Default or otherwise shall impair or delay any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. (d) In order to entitle the Guaranteed Parties to exercise any remedy reserved to the Guaranteed Parties in this Agreement or any other Financing Document, it shall not be necessary to give any notice, other than such notice as may be required in this Agreement, any other Financing Document or under Applicable Law. (e) If any proceeding has been commenced to enforce any right or remedy under this Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to DOE or FFB, then, in every such case, subject to any determination in such proceeding: (i) the parties hereto shall be restored to their respective former positions hereunder; and (ii) thereafter, all rights and remedies of DOE or FFB, as the case may be, shall continue as though no such proceeding had been instituted. (f) DOE shall have the right, to be exercised (or not) in its complete discretion, to waive any covenant, Default or Event of Default by a writing setting forth the terms, conditions and extent of such waiver signed by DOE and delivered to the other parties hereto. Any such waiver may be effected only in writing duly executed by DOE, and no other course of conduct shall constitute a waiver of any provision hereof. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence that occurs subsequent to the date of such waiver. Section 10.03 Accelerated Advances. Upon the delivery of a notice of acceleration, the accelerated amount due and payable under the FFB Note shall be the Prepayment Price under the FFB Note.

56 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. ARTICLE XI MISCELLANEOUS Section 11.01 Waiver and Amendment. (a) No failure or delay by DOE or the other Guaranteed Parties in exercising any right, power or remedy shall operate as a waiver thereof or otherwise impair or delay any rights, powers or remedies of the Guaranteed Parties. No single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other legal right, power or remedy. (b) The rights, powers or remedies provided for herein are cumulative and are not exclusive of any other rights, powers or remedies provided by law or in any other Financing Document. The assertion or employment of any right, power or remedy hereunder, or otherwise, shall not prevent the concurrent assertion of any other right, power or remedy. (c) Except as otherwise provided herein, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing and executed by the Borrower and DOE. (d) Any amendment to or waiver of this Agreement or any other Financing Document or any provision hereof or thereof that constitutes a “modification” (as defined in Section 502(9) of FCRA) that increases the amount of the Credit Subsidy Cost (as calculated in accordance with FCRA and OMB Circulars A-11 and A-129) shall be subject to the availability to DOE of funds appropriated by the U.S. Congress or, to the extent permitted by Applicable Law, payment by the Borrower, to meet any such increase in the Credit Subsidy Cost. Section 11.02 Right of Set-Off. In addition to any rights now or hereafter granted under Applicable Law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Guaranteed Party is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other Indebtedness at any time held or owing by such Guaranteed Party (including by any branches and agencies of such Guaranteed Party wherever located) or, in the case of DOE, any other agency or instrumentality of the United States government, to or for the credit or the account of the Borrower against and on account of the Guaranteed Obligations and liabilities of the Borrower to such Guaranteed Party under this Agreement or any other Financing Document. Each of DOE, FFB and each subsequent holder of the FFB Note or any portion thereof shall promptly notify the Borrower after any such set-off and application made by it; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

57 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Section 11.03 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Financing Documents and in any document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith (including any Advance Request) shall survive the execution and delivery of this Agreement and the making of the Advances under the FFB Documents. Section 11.04 Notices. Except to the extent otherwise expressly provided herein or as required by Applicable Law, any communications, including any notices, between or among the parties to the Financing Documents shall be provided using the addresses listed in Schedule 11.04 (Notices), and shall be in writing and shall be considered as properly given (a) if delivered in person; (b) if sent by overnight delivery service for domestic delivery or international courier for international delivery; (c) in the event overnight delivery service or international courier service is not readily available, if mailed by first class mail (or airmail for international delivery), postage prepaid, registered or certified with return receipt requested; or (d) if transmitted by electronic mail, to the electronic mail address set forth in Schedule 11.04 (Notices). Notice so given shall be effective upon delivery to the addressee, except that communication or notice so transmitted by other direct written electronic means shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the following Business Day) on which it is validly transmitted if transmitted before 5:00 p.m. (District of Columbia time), and if transmitted after that time, on the next following Business Day. Any party has the right to change its address for notice under any of the Financing Documents to any other location by giving prior written notice to each of the other parties in the manner set forth hereinabove. Section 11.05 Severability. In case any one or more of the provisions contained in any Financing Document should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall engage the parties to the Financing Documents to enter into good faith negotiations to replace the invalid, illegal or unenforceable provision. Section 11.06 Judgment Currency. The Borrower shall, to the fullest extent permitted under Applicable Law, indemnify DOE and FFB and the other Guaranteed Parties against any loss incurred by any of them as a result of any judgment or order being given or made for any amount due to such Guaranteed Party hereunder or under any other Financing Document and such judgment or order being expressed and to be paid in a currency (the “Judgment Currency”) other than Dollars (the “Currency of Denomination”) and as a result of any variation between: (a) the rate of exchange at which amounts in the Currency of Denomination are converted into Judgment Currency for the purpose of such judgment or order; and (b) the rate of exchange at which each applicable Guaranteed Party would have been able to purchase the Currency of Denomination with the amount of the Judgment Currency actually received by the applicable Guaranteed Party, had such applicable Guaranteed Party utilized the amount of Judgment Currency so received to purchase the Currency of Denomination as promptly as practicable upon receipt thereof. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant Currency of Denomination that are documented and reasonable in light of market conditions at the time of such conversion.

58 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Section 11.07 Indemnification. (a) In addition to any and all rights of reimbursement, indemnification, subrogation or any other rights pursuant to this Agreement or under law or in equity, the Borrower shall pay, and shall protect, indemnify and hold harmless DOE, FFB, each other holder of the FFB Note or any portion thereof, each Guaranteed Party, and each of their respective officers, directors, employees, representatives, attorneys, agents, advisors and contractors (each, an “Indemnified Party”) from and against (and shall reimburse each Indemnified Party as the same are incurred) any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements incurred by any of them (each, an “Indemnified Liability”), to which such Indemnified Party may become subject arising out of or relating to any or all of the following: (i) the execution or delivery of this Agreement, the Term Sheet, any Financing Document or any agreement or instrument contemplated herby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby; (ii) the enforcement or preservation of any rights under this Agreement, any Financing Document or any agreement or instrument prepared in connection herewith or therewith; (iii) any Guaranteed Loan or the use or proposed use of the proceeds thereof; (iv) any actual or alleged presence or Release of Hazardous Substances, on, under or originating from any property owned, occupied or operated by the Borrower or any of its Affiliates in connection with restart and operation of the Plant (including the continued operation of the Plant after Project Completion), or any environmental liability related in any way to the Borrower or any of its Affiliates and their respective owned, occupied, or operated properties arising out of or relating to the restart and operation of the Plant (including the continued operation of the Plant after Project Completion); or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by any third party or by the Borrower or any of its Affiliates or otherwise, and regardless of whether any Indemnified Party is a party thereto, such clauses (i) through (v) including, to the extent permitted by Applicable Law, the fees, disbursements and other charges of counsel and third party consultants to such Indemnified Party incurred in connection with any investigation, litigation or other proceeding or in connection with enforcing the provisions of this Section 11.07 (Indemnification); provided, that the Borrower shall not have any obligation under this Section 11.07 (Indemnification) to any Indemnified Party with respect to Indemnified Liabilities to the extent they arise from the bad faith, gross negligence or willful misconduct of such Indemnified Party (as determined pursuant to a final, Non-Appealable judgment by a court of competent jurisdiction). With respect to any Indemnified Party other than the Designated Agent, this Section 11.07 (Indemnification) shall not apply with respect to Taxes other than any Taxes that represent liabilities, obligations, losses, etc., arising from any non-Tax claim. Any claims under this Section 11.07 (Indemnification) in respect of any Indemnified Liabilities are referred to herein, collectively, as “Indemnity Claims”. (b) All sums paid and costs incurred by any Indemnified Party with respect to any matter indemnified hereunder shall: (i) be immediately due and payable on demand; and (ii) be added to the Guaranteed Obligations. Each such Indemnified Party shall promptly notify the Borrower in a timely manner of any such amounts payable by the Borrower hereunder, provided, that any failure to provide such notice shall not affect the Borrower’s obligations under this Section 11.07 (Indemnification).

59 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (c) Each Indemnified Party within ten (10) Business Days after the receipt by it of notice of the commencement of any action for which indemnity may be sought by it, or by any Person controlling it, from the Borrower on account of the agreements contained in this Section 11.07 (Indemnification), shall notify the Borrower in writing of the commencement thereof, but the failure of such Indemnified Party to so notify the Borrower of any such action shall not release the Borrower from any liability that it may have to such Indemnified Party. (d) To the extent that the undertaking in the preceding clauses of this Section 11.07 (Indemnification) may be unenforceable because it is violative of any law or public policy, and to provide for just and equitable contribution in the event of any such unenforceability (other than due to application of this Section 11.07 (Indemnification)), the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under Applicable Law to the payment and satisfaction of such undertakings. (e) The provisions of this Section 11.07 (Indemnification) shall survive the Release Date and satisfaction or discharge of the Guaranteed Obligations and shall be in addition to any other rights and remedies of any Indemnified Party. (f) Any amounts payable by the Borrower pursuant to this Section 11.07 (Indemnification) shall be payable within the later to occur of: (i) ten (10) Business Days after the Borrower receives an invoice for such amounts from any applicable Indemnified Party; and (ii) five (5) Business Days prior to the date on which such Indemnified Party expects to pay such costs on account of which the Borrower’s indemnity hereunder is payable, and if not paid by such applicable date shall bear interest at the Late Charge Rate from and after such applicable date until paid in full. (g) The Borrower shall be entitled, at its expense, to participate in the defense of any Indemnity Claim; provided, that such Indemnified Party shall have the right to retain its own counsel, at the Borrower’s expense, and such participation by the Borrower in the defense thereof shall not release the Borrower of any liability that it may have to the applicable Indemnified Party. Any Indemnified Party against whom any Indemnity Claim is made shall be entitled, after consultation with the Borrower and upon consultation with legal counsel wherein such Indemnified Party is advised that such Indemnity Claim is meritorious, to compromise or settle any such Indemnity Claim. Any such compromise or settlement shall be binding upon the Borrower for purposes of this Section 11.07 (Indemnification). (h) Upon payment of any Indemnity Claim by the Borrower pursuant to this Section 11.07 (Indemnification), the Borrower, without any further action, shall be subrogated to any and all claims that the applicable Indemnified Party may have relating thereto, and such Indemnified Party shall at the request and expense of the Borrower cooperate with the Borrower and give at the request and expense of the Borrower such further assurances as are necessary or advisable to enable the Borrower vigorously to pursue such claims. (i) Notwithstanding any other provision of this Section 11.07 (Indemnification), the Borrower shall not be entitled to: (i) notice, (ii) participation in the defense of, (iii) consent rights with respect to any compromise or settlement or (iv) subrogation rights, in

60 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. each case except as otherwise provided for pursuant to this Section 11.07 (Indemnification) with respect to any action, suit or proceeding against the Borrower or any other Borrower Entity. (j) No Indemnified Party shall be obligated to pursue first any recovery under any other indemnity or reimbursement obligation before seeking recovery under the indemnification and reimbursement obligations of the Borrower under this Agreement. Section 11.08 Limitation on Liability. No claim shall be made by the Borrower or any of its Affiliates against any Guaranteed Party or any of their Affiliates, directors, employees, attorneys or agents, including the Guaranteed Party Advisors, for any special, indirect, consequential or punitive damages (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or the other Financing Documents or any act or omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. Section 11.09 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. (a) The Borrower may not assign or otherwise transfer (whether by operation of law or otherwise) any of its rights or obligations under this Agreement or under any other Financing Document without the prior written consent of DOE and/or FFB, in the case of any FFB Document, FFB. (b) FFB may assign any or all of its rights, benefits and obligations under the Financing Documents; provided, that upon any such assignment of rights, benefits or obligations to any third party that is not the United States or any governmental agency or instrumentality thereof, FFB shall provide the Borrower with notice of such assignment; provided, further, that such assignee, by accepting the benefits of this Agreement and the Financing Documents hereby (i) irrevocably designates and appoints DOE to act as its agent hereunder and under the Financing Documents; (ii) irrevocably authorizes DOE to take such action on its behalf under the provisions of this Agreement and the other Financing Documents and to exercise such powers and perform such duties as are necessary or appropriate, as determined by DOE, under the Financing Documents; and (iii) authorizes DOE to enter into all such amendments or modifications of any Financing Document on behalf of such assignee and grant all waivers as are necessary or appropriate, as determined by DOE, under the Financing Documents (other than amendments to the FFB Note, which amendments shall also require the consent of such assignee); provided, further, that (A) neither DOE nor any of its officers, directors, employees, agents, attorneys-in- fact or Affiliates shall be (I) liable to any assignee for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Financing Document; or (II) responsible in any manner to any assignee for any recitals, statements, representations or warranties made by the Borrower, or other Borrower Entity or any of their respective officers contained in this Agreement or any other Financing Document or in any certificate, report, statement or other document referred to or provided for in, or received by DOE under or in connection with, this Agreement or any other Financing Document or for the value,

61 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Financing Document or for any failure of the Borrower or any other Borrower Entity, to the extent it is a party hereto or thereto, to perform its obligations hereunder or thereunder; and (B) DOE may conclusively rely upon information supplied by FFB or such assignee in taking any action, or exercising any rights, in accordance with the terms of this Section 11.09 (Successors and Assigns). (c) The Borrower shall maintain at one of its offices a register for the recordation of the names and addresses of each Person that owns an interest in the FFB Note or the Guaranteed Loan, and the applicable Guaranteed Loan Commitment Amount of, and principal amounts (and stated interest) of the Guaranteed Loan owing to, each such Person pursuant to the terms of the Financing Documents from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower and the Guaranteed Parties shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as an owner of an interest in the FFB Note and the Guaranteed Loan hereunder for all purposes of the Financing Documents. The Register shall be available for inspection by FFB and DOE and their respective successors and assigns, at any reasonable time and from time to time upon reasonable prior notice. No transfer or assignment of an interest in the FFB Note or the Guaranteed Loan shall be effective unless and until recorded in the Register. Section 11.10 FFB Right to Sell Loan. FFB shall have the right to sell all or any portion of the FFB Note without the prior written consent of the Borrower, and upon any such sale, any reimbursement obligations of the Guaranteed Loan by DOE shall automatically terminate and be of no further force and effect. For any such sale prior to the end of the Availability Period until FFB has funded the Guaranteed Loan, the Borrower, DOE and FFB shall enter in agreements satisfactory to them in respect of FFB’s right to sell the FFB Note and delegate its obligations under the FFB Note Purchase Agreement. Section 11.11 Further Assurances and Corrective Instruments. (a) The Borrower shall execute and deliver, or cause to be executed and delivered, to DOE such additional documents or other instruments and shall take or cause to be taken such additional actions as DOE may require or reasonably request in writing to: (i) cause the Financing Documents to be properly executed, binding and enforceable in all relevant jurisdictions; (ii) enable the Guaranteed Parties to preserve, protect, exercise and enforce all other rights, remedies or interests granted or purported to be granted under the Financing Documents; and (iii) otherwise carry out the purposes of the Financing Documents. (b) The Borrower may submit to DOE written requests for the parties to enter into, execute, acknowledge and deliver amendments or supplements hereto; it being understood that DOE shall be permitted to approve or reject all such requests in its discretion. Section 11.12 Reinstatement. Where any discharge is made in whole or in part, or any arrangement is made on the faith of, any payment, security or other disposition which is avoided or must be repaid, whether upon the insolvency or bankruptcy of the Borrower, any other Borrower Entity party to a Financing Document or otherwise, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Borrower’s obligations hereunder, or any part thereof, is, pursuant to Applicable Laws, rescinded or reduced

62 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. in amount, or must otherwise be restored or returned by any Guaranteed Party. In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. Section 11.13 Governing Law; Waiver of Jury Trial. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES. TO THE EXTENT THAT FEDERAL LAW DOES NOT SPECIFY THE APPROPRIATE RULE OF DECISION FOR A PARTICULAR MATTER AT ISSUE, IT IS THE INTENTION AND AGREEMENT OF THE PARTIES TO THIS AGREEMENT THAT THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL BE ADOPTED AS THE GOVERNING FEDERAL RULE OF DECISION. (b) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS. Section 11.14 Submission to Jurisdiction; Etc.. By execution and delivery of this Agreement, the Borrower irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding against it arising out of or in connection with this Agreement or any other Financing Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of (i) the courts of the United States for the District of Columbia; (ii) the courts of the United States in and for the Southern District of New York sitting in New York County; (iii) any other federal court of competent jurisdiction in any other jurisdiction where it or any of its property may be found; (iv) the courts of the State of New York in and for the County of New York; (v) the courts of Washington, D.C.; and (vi) appellate courts from any of the foregoing; (b) consents that any such action or proceeding may be brought in or removed to such courts, and waives any objection, or right to stay or dismiss any action or proceeding, that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that nothing herein shall (i) affect the right of any Guaranteed Party to effect service of process in any other manner permitted by law; or (ii) limit the right of any

63 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Guaranteed Party to commence proceedings against or otherwise sue the Borrower or any other Person in any other court of competent jurisdiction nor shall the commencement of proceedings in any one or more jurisdictions preclude the commencement of proceedings in any other jurisdiction (whether concurrently or not) if, and to the extent, permitted by the Applicable Laws; and (d) agrees that judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the U.S. by suit on the judgment or otherwise as provided by law, a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and amount of the Borrower’s obligation. Section 11.15 Entire Agreement. This Agreement, including any agreement, document or instrument attached to this Agreement or referred to herein, integrates all the terms and conditions mentioned herein or incidental to this Agreement and supersedes all prior oral negotiations, agreements and understandings of the parties to this Agreement in respect to the subject matter of this Agreement made prior to the date hereof. Section 11.16 Benefits of Agreement. Nothing in this Agreement or any other Financing Document, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors and permitted assigns hereunder or thereunder, any benefit or any legal or equitable right or remedy under this Agreement. FFB is an intended third party beneficiary of, with enforceable rights and remedies under, this Agreement, in respect of those provisions in Section 1.04 (Conflict with FFB Documents), Article II (Funding), Article III (Payments; Prepayments) and Article XI (Miscellaneous) that refer to rights of or payments to FFB; provided, that in the event of any conflict between any provision of this Agreement and the FFB Note or the FFB Note Purchase Agreement, the rules of construction in Section 1.04 (Conflict with FFB Documents) will apply. Section 11.17 Headings. Paragraph headings have been inserted in the Financing Documents as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of the Financing Documents and shall not be used in the interpretation of any provision of the Financing Documents. Section 11.18 Counterparts; Electronic Signatures. (a) This Agreement may be executed in one or more duplicate counterparts and when executed by all of the parties shall constitute a single binding agreement. Each party hereto agrees to deliver a manually executed original promptly following such electronic submission. (b) Delivery of an executed signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Except to the extent Applicable Law would prohibit the same, would make the same unenforceable or affirmatively requires a manually executed counterpart signature: (i) the delivery of an executed counterpart of a signature page of this Agreement by emailed .pdf or any other electronic means approved by DOE in writing (which may be via email) that reproduces an image of the actual executed signature page shall be as effective as the delivery of a manually executed counterpart of this Agreement; and (ii) if agreed by DOE in writing (which may be via email) with respect to this Agreement, the delivery of an executed counterpart of a signature page of this Agreement by

64 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. electronic means that types in the signatory to a document as a “conformed signature” from an email address approved by DOE in writing (which may be via email) shall be as effective as the delivery of a manually executed counterpart of this Agreement. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” has the meaning assigned to it by 15 U.S.C. § 7006, as it may be amended from time to time. Section 11.19 No Partnership; Etc. The Guaranteed Parties and the Borrower intend that the relationship between them shall be solely that of creditor and debtor. Nothing contained in this Agreement or in any other Financing Document shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by, between or among the Guaranteed Parties and the Borrower or any other Person. The Guaranteed Parties shall not be in any way responsible or liable for the indebtedness, losses, obligations or duties of the Borrower or any other Person with respect to the restart and operation of the Plant (including the continued operation of the Plant after Project Completion) or otherwise. All obligations of the Borrower to pay Real Property or other taxes, assessments, insurance premiums, and all other fees and expenses in connection with or arising from the ownership, restart, operation or occupancy of the Project (including after Project Completion), the Plant or any other assets and to perform all obligations under the agreements and contracts relating to the restart and operation of the Plant (including the continued operation of the Plant after Project Completion), the Plant or any other assets shall be the sole responsibility of the Borrower. Section 11.20 Independence of Covenants. All covenants hereunder and under the other Financing Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. Section 11.21 Marshaling. Neither DOE nor FFB nor any other Guaranteed Party shall be under any obligation to marshal any assets in favor of the Borrower or any other Person or against or in payment of any or all of the Guaranteed Obligations. Section 11.22 Cooperation Regarding DOE Announcements. DOE shall use reasonable efforts to cooperate with the Borrower in advance with respect to (a) the initial public announcement(s) related to the Guaranteed Loan and (b) any subsequent public announcements by DOE regarding the Guaranteed Loan (other than any announcements that are substantially similar to prior announcements with respect to which DOE and the Borrower shall have coordinated). [NO FURTHER TEXT ON THIS PAGE; SIGNATURES FOLLOW]

[Signature Page to Loan Guarantee Agreement] [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned. CONSTELLATION ENERGY GENERATION, LLC, a Pennsylvania limited liability company, as Borrower By: Name: Title:

[Signature Page to Loan Guarantee Agreement] [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. U.S. DEPARTMENT OF ENERGY, an agency of the Federal Government of the United States of America, in its own capacity and in its capacity as Guarantor and Loan Servicer By: Name: Title:

A-1 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. Annex A DEFINITIONS “Acceptable Delivery Method” means, with respect to any certificate, document or other item required to be delivered by an Acceptable Delivery Method hereunder: (a) transmission, by an Authorized Transmitter, of such certificate, document or other item in Electronic Format, together with the Transmission Code; (b) delivery of a manually executed original of such certificate, document or other item; or (c) such other delivery method as the Borrower and DOE shall mutually agree. “Advance” means, an advance of funds by FFB to the Borrower under the FFB Note as may be requested by the Borrower from time to time during the Availability Period. “Advance Date” means the date on which FFB makes any Advance to the Borrower. “Advance Request” has the meaning given to such term in Section 2.03(a) (Advance Requests). “Advance Request Approval Notice” means the written notice from DOE located at the end of an Advance Request advising FFB that such Advance Request has been approved by or on behalf of DOE. “Adverse Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration at law or in equity, or before or by any Governmental Authority, domestic or foreign or other regulatory body or any arbitrator. “Affiliate” means with respect to any Person, any other Person that directly or indirectly Controls, or is under common Control with, or is Controlled by, such Person. “Agreement” has the meaning given to such term in the preamble hereto. “Anti-Corruption Laws” means all laws concerning or relating to anti-bribery, anti-corruption, and anti-kickback matters in the public or private sector, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar laws. “Anti-Money Laundering Laws” means the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the Patriot Act, the Anti-Money Laundering Act of 2020, the Money Laundering Control Act, the rules and regulations thereunder, applicable Executive Orders and any similar Applicable Laws relating to money laundering, terrorist financing, or financial recordkeeping and recording requirements administered or enforced by any United States of America governmental agency, or any other jurisdiction in which the Borrower operates or conducts business.

A-2 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Applicable Law” means, with respect to any Person, any constitution, statute, law, rule, regulation, code, ordinance, treaty, judgment, order or any published directive, requirement or other governmental rule or restriction which has the force of law, by or from a court, arbitrator or other Governmental Authority having jurisdiction over such Person or any of its properties, whether in effect as of the date of this Agreement or as of any date hereafter. “Applicable Regulations” means the final regulations with respect to Title XVII, at 10 C.F.R. Part 609, and any other applicable regulations from time to time promulgated to implement Title XVII. “Auditor Access Event” means either (a) an Event of Default has occurred and is continuing, or (b) the credit rating for any of the Borrower’s senior unsecured long-term debt instruments has been downgraded to [***] or worse by S&P or Fitch or [***] or worse by Moody’s. “Authorized Transmitter” means, with respect to delivery of documentation (a) by the Borrower to DOE, the list of individuals designated as Authorized Transmitters set forth in the certificate delivered pursuant to Section 5.01(e) (Organizational Documents) delivered by the Borrower to DOE prior to the Execution Date, as updated or modified, with the consent of DOE, from time to time and (b) to FFB, each of the individuals listed on the Certificate Specifying Authorized Borrower Officials. “Availability Period” means the period commencing on the Execution Date until and including the earlier of: (a) the Availability Period End Date; and (b) the date of termination of obligations to disburse any undisbursed amounts of the Guaranteed Loan following the occurrence of any Event of Default or pursuant to Section 2.02(c) (First Advance Long-stop Date; Termination). “Availability Period End Date” means the earliest of (a) the date the Guaranteed Loan reaches a balance equal to the Maximum Guaranteed Loan Amount and (b) September 15, 2030. “Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C. §§ 101, et seq., as amended. “Base Case Financial Model” means the Excel-based financial model prepared by the Borrower in good faith that is consistent with the data and documentation provided to external credit rating agencies. “Beneficial Owner” means as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms “Beneficially Owns” and “Beneficially Owned” have correlative meanings.

A-3 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Borrower” has the meaning given to such term in the preamble hereto. “Borrower Advance Date Certificate” has the meaning given to such term in Exhibit A (Form of Advance Request). “Borrower Entity” means each of the Borrower and each of its Subsidiaries. “Business Day” means any day on which FFB and the Federal Reserve Bank of New York are both open for business. “Capital Lease” means, for any Person, any lease of (or other agreement conveying the right to use) any property of such Person that would be required, in accordance with the Designated Standard, to be capitalized and accounted for as a capital lease on a balance sheet of such Person. “Capital Lease Obligations” means, with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under the Designated Standard, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with the Designated Standard. “Certificate Specifying Authorized Borrower Officials” has the meaning given to such term in the FFB Note Purchase Agreement. “Change of Control” means the occurrence of one of the following: (a) a person (other than a Qualified Public Company Shareholder or a person holding interests through a Qualified Investment Fund) first acquires direct or indirect ownership of ten percent (10%) or more of the voting or economic interests in the Borrower, and such person is a Prohibited Person, unless such acquisition is approved by the NRC; (b) any failure of Constellation Energy Corporation to Control, and to own (directly or indirectly) at least fifty and one-tenth percent (50.1%) of, the Borrower, unless such change or acquisition is approved by the NRC; or (c) any transfer or issuance of fifty and one-tenth percent (50.1%) or more of any economic or voting securities in the Borrower, unless (on a pro forma basis after giving effect to such transfer) the Borrower’s Investment Grade rating is re- affirmed. “Closing Certificate” has the meaning given to such term in Section 5.01(f)(i) (Execution Date Certificates). “Code” means the United States Internal Revenue Code of 1986, as amended from time to time. “Commonly Controlled Entity” means an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a

A-4 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. group that includes the Borrower and that is treated as a single employer under Section 414 of the Code. “Compliance Certificate” has the meaning given to such term in Section 8.01(c) (Compliance Certificates). “Comptroller General” means Comptroller General of the United States. “Conditional Commitment Letter” has the meaning given to such term in the preliminary statements. “Contingent Obligations” means, as to any Person, any obligation of such Person with respect to any Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, as a guarantee or otherwise: (a) for the purchase, payment or discharge of any such primary obligation; (b) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, including the obligation to make take or pay or similar payments; (c) to advance or supply funds; (d) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor; (e) to purchase property, securities or services primarily for the purpose of assuring the holder of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (f) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof, including with respect to letter of credit obligations, Swap Agreements, foreign exchange contracts and other similar agreements (including agreements relating to derivative instruments), provided, that: (i) the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the Ordinary Course of Business; and (ii) the amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

A-5 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Control” means the power, directly or indirectly, to direct or cause the direction of the management or business or policies of a Person (whether through the ownership of voting securities or partnership or other ownership interests, by contract, or otherwise); and the words “Controlling,” “Controlled,” and similar constructions shall have corresponding meanings. “Controlled Affiliate” means, as applied to any Person, any Affiliate that is Controlled by such Person. “CPA Goods” means any equipment, materials or commodities procured, contracted or obtained for the Project, the cost of which has been paid or reimbursed with proceeds of any Advance, and that may be transported by ocean vessel. “CPI” means the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All Urban Consumers, U.S. City Average, “All Items” (1982-84 = 100), or any successor index thereof as such successor index may be appropriately adjusted to establish substantial equivalence with the Consumer Price Index; provided that if the Consumer Price Index ceases to be published and there is no successor thereto, such other index as the Borrower shall designate in writing to DOE shall be substituted for the Consumer Price Index. “Credit Subsidy Cost” means the “cost of a loan guarantee,” as defined in Section 502(5)(C) of the FCRA. “Currency of Denomination” has the meaning given to such term in Section 11.06 (Judgment Currency). “Davis-Bacon Act” means Subchapter IV of Chapter 31 of Part A of Subtitle II of Title 40 of the United States Code, including and as implemented by the regulations set forth in Parts 1, 3 and 5 of title 29 of the Code of Federal Regulations. “Davis-Bacon Act Covered Contract” means any contract, agreement or other arrangement for the for the “construction, prosecution, completion or repair” of the Project (within the meaning of 40 U.S.C. § 3142 of the Davis-Bacon Act and 29 C.F.R. § 5.2). “Davis-Bacon Act Requirements” means the requirement that all laborers and mechanics employed by contractors and subcontractors in the performance of construction work financed in whole or in part by the Guaranteed Loan shall be paid wages at rates not less than those prevailing on projects of a character similar in the locality as determined by the Secretary of Labor in accordance with the Davis-Bacon Act, and all regulations related thereto, including those set forth in 29 C.F.R. §§ 5.5(a)(1) to (11) and 29 C.F.R. §§ 5.5(b)(1) to (5), and all notice, reporting and other obligations related thereto as required by DOE, as set out in the Financing Documents, and the appropriate wage determination(s) by the Secretary of Labor in each Davis-Bacon Act Covered Contract. “DBA Contract Party” means any contractor, subcontractor (including any lower tier subcontractor) or other Person (other than the Borrower) that is party to a Davis-Bacon Act Covered Contract.

A-6 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Debarment Regulations” means all of the following: (a) Subpart 9.4 (Debarment, Suspension, and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R. §§ 9.400 – 9.409; and (b) the Government-wide Debarment and Suspension (Non-procurement) regulations (Common Rule), 2 C.F.R. § 200.214 implementing Executive Orders 12549 and 12689, and 2 C.F.R. Part 180, as supplemented by 2 C.F.R. Part 901. “Debt Sizing Parameters” has the meaning as set out in Section 2.07(b) (Determination of Advance Amounts). “Default” means any event or circumstance that with the giving of notice, the lapse of time, or both would become an Event of Default. “Department of Labor” means the United States Department of Labor. “Designated Agency Agreement” means that certain Designated Agency Agreement, dated as of the Execution Date, among the Borrower, DOE, and Citibank, N.A., in its capacity as designated agent for the benefit of the Guaranteed Parties, as the same may be amended, amended and restated or otherwise modified from time to time with the consent of the parties thereto. “Designated Agent” means Citibank, N.A., in its capacity as designated agent for the benefit of the Guaranteed Parties, or any successor designated agent appointed from time to time pursuant to the Designated Agency Agreement. “Designated Standard” means: (a) with respect to the Borrower, GAAP or IFRS (provided, that unless such standards are GAAP, any Financial Statements prepared in accordance therewith shall include a reconciliation to GAAP, certified by the Independent Auditor); and (b) with respect to any Person other than the Borrower, any of GAAP, IFRS or other applicable and appropriate generally accepted accounting principles to which such Person is subject and that may be applicable thereto from time to time. “DOE” has the meaning given to such term in the preamble hereto. “DOE Extraordinary Expenses” means, in connection with any technical, financial, legal or other difficulty experienced by the Project (e.g. engineering failure or financial workouts) (including after Project Completion) or the Borrower that requires DOE to incur time or expenses (including third party expenses) beyond the costs and expenses DOE typically incurs in connection with monitoring and administration of the Financing Documents, in accordance with Section 1702(h) of Title XVII, the amounts that DOE determines are required to: (a) reimburse DOE’s additional internal administrative costs (including any costs to determine whether an amendment or modification would be required that could constitute a “modification” (as defined in Section 502(9) of FCRA)); and (b) any related fees and expenses of the Guaranteed Party Advisors to the extent not paid directly by or on behalf of the Borrower.

A-7 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “DOE Guarantee” means the Guarantee issued by DOE in favor of FFB pursuant to the FFB Note Purchase Agreement. “DOE Guarantee Payment” has the meaning given to such term in Section 4.01(c)(i) (Reimbursement and Other Payment Obligations). “Dollars” or “$” means the lawful currency of the United States. “Drawstop Notice” has the meaning given to such term in Section 2.04(b)(i) (Issuance). “Electronic Format” means an unalterable electronic format (including Portable Document Format (.pdf)) with a reproduction of signatures where required or such other format as shall be mutually agreed between the Borrower and DOE. “Electronic Signature” has the meaning given to such term in Section 11.18 (Counterparts; Electronic Signatures). “Eligibility Effective Date” means [***]. “Eligible Project” has the meaning given to such term in the Applicable Regulations. “Eligible Project Costs” means Project Costs incurred for the Project that DOE has determined to be eligible costs in accordance with Sections 609.2 and 609.10 of the Applicable Regulations. “Environmental Laws” means any and all Federal or state, or to the extent applicable, local or municipal, laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Applicable Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning (i) protection of human health or safety as it relates to exposure to Hazardous Substances, or protection of the environment or natural resources; or (ii) the presence, Release or threatened Release, generation, use, management, handling, transportation, treatment, storage, or disposal of Hazardous Substances, in each case of clause (i) and (ii), as now or may at any time hereafter be in effect. “Equity Interests” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests, including partnership interests, limited liability interests and trust beneficial interests, in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing and all rights (including, but not limited to, voting rights), and interests with respect to or derived from such equity interest. “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “ERISA Event” means (a) any Reportable Event; (b) the failure of the Borrower or any Commonly Controlled Entity to timely make a required contribution with respect to any Plan or any Multiemployer Plan; (c) the imposition of a Lien under Section 430 of the Code or Section 303 of ERISA with respect to any Single Employer Plan; (d) the failure of the Borrower or any Commonly Controlled Entity to meet the minimum funding standard under Section 412 or 430 of

A-8 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. the Code with respect to any Plan or the filing of an application for a funding waiver with respect to any Single Employer Plan; (e) the incurrence by the Borrower or any Commonly Controlled Entity of any liability under Title IV of ERISA, including with respect to the termination of any Plan (other than the payment of PBGC premiums in the ordinary course); (f) (i) the termination of, or the filing or receipt of a notice of intent to terminate, a Single Employer Plan under Section 4041 of ERISA, or the treatment of a plan amendment as a termination under Section 4041 of ERISA, or (ii) (A) the appointment of a trustee to administer a Single Employer Plan under Section 4042, or (B) the institution by the PBGC of proceedings to terminate a Single Employer Plan or to have a trustee appointed to administer a Single Employer Plan, or receipt by the Borrower of notice from the PBGC thereof, where such proceedings continue unstayed or in effect for more than sixty (60) days, or such notice is not withdrawn by the PBGC within sixty (60) days following delivery by PBGC; (g) the incurrence by the Borrower or any Commonly Controlled Entity of any liability with respect to the complete withdrawal or partial withdrawal under Title IV of ERISA from any Multiemployer Plan; (h) the receipt by the Borrower or any Commonly Controlled Entity of any notice from a Multiemployer Plan concerning the imposition of Withdrawal Liability; (i) receipt of notification by the Borrower or any Commonly Controlled Entity from a Multiemployer Plan that such Multiemployer Plan is in endangered or critical status (within the meaning of Section 305 of ERISA) or in Insolvency; (j) the incurrence by the Borrower or any Commonly Controlled Entity of any liability pursuant to Section 4063 or Section 4064 of ERISA or a substantial cessation of operations with respect to a Plan within the meaning of Section 4062(e) of ERISA; (k) the posting of a bond or security under Section 436(f) of the Code with respect to any Plan; or (l) the Borrower incurs material tax liability with respect to any Plan (including Sections 4975, 4980B, 4980D, 4980H and 4980I of the Code, as applicable). “Event of Default” has the meaning given to such term in Section 10.01 (Events of Default). “Event of Loss” means any condemnation, expropriation or taking (including by any Governmental Authority) of any portion of the Plant, or any other event that causes any portion of the Plant to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever, including through a failure of title (or defect therein) or any damage, destruction or loss of such property. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Execution Date” means the date on which all of the conditions precedent set out in Section 5.01 (Conditions Precedent to the Execution Date) have been satisfied or waived and this Agreement is fully executed and delivered by all parties hereto. “Execution Date Conditions Precedent” has the meaning given to such term in Section 5.01 (Conditions Precedent to the Execution Date). “Facility Fee” means an amount equal to [***] of the Maximum Guaranteed Loan Amount. “FCRA” means the Federal Credit Reform Act of 1990, P.L. 101-508, 104 Stat. 1388-609 (1990), as amended by P.L. 105-33, 111 Stat. 692 (1997).

A-9 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Federal Funding” means any funds obtained from the United States or any agency or instrumentality thereof (other than pursuant to this Agreement or the other Financing Documents), including funding under any other loan program, but excluding, for the avoidance of doubt, (i) allowable U.S. Federal Tax benefits (including U.S. federal income tax credits or the proceeds of any monetization thereof) and (ii) direct or indirect federal support for the Project that is broadly available to similarly-situated U.S. taxpayers or the public. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America. “FFB” has the meaning given to such term in the preliminary statements. “FFB Borrower’s Instruments” means the “Borrower’s Instruments” as defined in Section 3.2 (Borrower Instruments) of the FFB Note Purchase Agreement. “FFB Document” means each of: (a) the FFB Program Financing Agreement; (b) the FFB Note Purchase Agreement; (c) the DOE Guarantee; (d) the FFB Note; (e) the FFB Borrower’s Instruments; (f) the FFB Secretary’s Instruments; and (g) any other documents, certificates, and instruments required in connection with the foregoing. “FFB Note” means the promissory note to be issued by the Borrower in favor of FFB in accordance with other FFB Documents to induce FFB to advance funds thereunder to the Borrower, as such note may be amended, supplemented, substituted and restated from time to time in accordance with its terms. “FFB Note Obligations” means, collectively, the unpaid principal of and interest on Advances made under the FFB Note, the FFB Note Reimbursement Obligations and all other obligations and liabilities of the Borrower (including interest accruing at the then-applicable rate provided in the FFB Documents after maturity of the relevant Advances and Reimbursement Obligations and Post- Petition Interest) to DOE or FFB or any subsequent holder or holders of the FFB Note (on any portion thereof), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the FFB Note, the FFB Note Purchase Agreement, the FFB Program Financing Agreement, or any other document made, delivered or given in connection with any of the foregoing, in each case, whether on account of principal, interest, charges, expenses, fees, attorneys’ or other Guaranteed Party Advisors’ fees and disbursements, reimbursement

A-10 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. obligations, prepayment premiums, indemnities, costs, or otherwise (including all fees and Advances made with respect to the FFB Note of DOE or FFB or any subsequent holder or holders of the FFB Note (or any portion thereof) that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements). “FFB Note Purchase Agreement” means the FFB Note Purchase Agreement entered into between the Borrower, the Secretary of Energy and FFB on the Execution Date. “FFB Note Reimbursement Obligations” means any Reimbursement Obligations of the Borrower to DOE arising under, out of, pursuant to or in connection with the FFB Note. “FFB Program Financing Agreement” means the Program Financing Agreement, dated as of September 16, 2009, between FFB and the Secretary of Energy. “FFB Secretary’s Instruments” means the “Secretary’s Instruments” as defined in Section 3.3 (Secretary’s Instruments) of the FFB Note Purchase Agreement. “Final Maturity Date” means November 17, 2055. “Final Order” means any action taken or approval entered or issued by the relevant Governmental Authority that has been issued in its final form by the relevant Governmental Authority after completion of all required review processes, that has become effective, and that is not reversed, stayed, enjoined, set aside, annulled or suspended as of the Execution Date or the date of such Advance, as applicable. “Financial Advisor” means [***] or such other advisor appointed by DOE. “Financial Covenant Test” means, collectively, the consolidated leverage ratio or similar financial maintenance covenant tests, and the grace periods, cure rights and similar provisions related to each of the foregoing, as applicable, contained in the Borrower’s then outstanding revolving credit facility. “Financial Officer” means, with respect to any Person, the general manager, any director, the chief financial officer, the controller, the treasurer or any assistant treasurer, any vice president of finance or any assistant vice president of finance or any other vice president or assistant vice president with significant responsibility for the financial affairs of such Person. “Financial Statements” means, with respect to any Person, for any period, the balance sheet of such Person as at the end of such period and the related statements of income, stockholders’ equity and cash flows for such period and for the period from the beginning of the then-current Fiscal Year to the end of such period, together with all notes thereto, with comparable figures for the corresponding period of the previous Fiscal Year, each prepared (except where otherwise noted herein) in accordance with the Designated Standard.

A-11 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Financing Document” means each of: (a) this Agreement; (b) the Designated Agency Agreement; (c) each FFB Document; and (d) each other certificate, document, instrument or agreement executed and delivered by the Borrower for the benefit of any Guaranteed Party in connection with any of the foregoing. “Financing Document Amounts” means any amounts payable by the Borrower to FFB under any provision of any Financing Document, other than Section 4.01 (Reimbursement and Other Payment Obligations). “First Advance” means the first Advance of the Guaranteed Loan on the First Advance Date. “First Advance Date” means the date on which the first Advance of the Guaranteed Loan has been made in accordance with this Agreement. “First Advance Long-stop Date” means May 17, 2027. “Fiscal Quarter” means the three (3)-month periods ending on March 31, June 30, September 30 and December 31 of each Fiscal Year. “Fiscal Year” means with respect to: (a) the Borrower, the period beginning on January 1 and ending on December 31; and (b) any other Person, such Person’s financial year. “Fitch” means Fitch Ratings, Inc. and any successor thereto. “Force Majeure Event” means an event or circumstance beyond the reasonable control of, and not the result of the fault or negligence of, the Borrower, and that could not have been prevented by the exercise of reasonable diligence by the Borrower, including any act of God, fire, flood, severe weather, epidemic, equipment failure, failure or delay in issuance of Governmental Approvals or other acts or inaction of or before any Governmental Authority or arbitral tribunal, change in Applicable Law, default by suppliers or contractors, quarantine restriction, explosion, sabotage, strike or other material labor disruption, act of war, act or threat of terrorism or riot or civil commotion. “Form of Advance Request” has the meaning given to such term in Section 2.03(a) (Advance Requests). “Fund Parties” means, with respect to an investment fund, such fund’s general partner, managing member, investment manager and/or fund administrator, as applicable.

A-12 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “GAAP” means generally accepted accounting principles in the United States as in effect from time to time. “Governmental Approval” means any approval, consent, authorization, license, permit, order, certificate, qualification, waiver, exemption, or variance, or any other action of a similar nature, of or by a Governmental Authority, including any of the foregoing that are or may be deemed given or withheld by failure to act within a specified time period. “Governmental Authority” means any federal, state, county, municipal, or regional authority, or any other entity of a similar nature, exercising any executive, legislative, judicial, regulatory, or administrative function of government. “Governmental Judgment” means, with respect to any Person, any judgment, order, decision or decree, or any action of a similar nature, of or by a Governmental Authority having jurisdiction over such Person or any of its properties. “Guarantee” means, as to any Person, obligations, contingent or otherwise (including a Contingent Obligation), guaranteeing or having the economic effect of guaranteeing any Indebtedness of another Person in any manner, whether directly or indirectly, and including any obligation: (a) to purchase or pay any Indebtedness or to purchase or provide security for the payment of any Indebtedness; (b) to purchase or lease property, securities or services for the purpose of assuring the payment of any Indebtedness; (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of any other Person; or (d) in respect of any letter of credit, letter of guaranty or bond issued to support any obligation or Indebtedness, except that the term Guarantee shall not include endorsements for collection or deposit in the Ordinary Course of Business. “Guarantee Obligation” means, as to any Person (the “guaranteeing person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing person that guarantees any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, (iv) otherwise to assure or hold harmless the

A-13 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. owner of any such primary obligation against loss in respect thereof, or (v) to reimburse or indemnify an issuer of a letter of credit, surety bond or guarantee issued by such issuer in respect of primary obligations of a primary obligor other than the Borrower or any Subsidiary; provided, however, that the term “Guarantee Obligation” shall not include endorsements of instruments for deposit or collection in the Ordinary Course of Business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. “Guaranteed Loan” has the meaning given to such term in Section 2.01(a) (Purchase of the FFB Note). “Guaranteed Loan Commitment Amount” means the amount identified as “Maximum Principal Amount” in the FFB Note, as such amount may be reduced or cancelled from time to time in accordance with this Agreement. “Guaranteed Obligations” means, at any time, all FFB Note Obligations and all other amounts owed to DOE or any other Guaranteed Party under the Financing Documents, including accrued interest thereon, fees, Guaranteed Party Expenses, penalties and indemnity obligations. “Guaranteed Party” means each of: (a) DOE; (b) FFB; (c) the Designated Agent; and (d) any other holder of any Guaranteed Obligations outstanding at any time. “Guaranteed Party Advisor” means each of: (a) the Independent Engineer; (b) the Financial Advisor; (c) Norton Rose Fulbright US LLP, as New York legal counsel to DOE; and (d) each other advisor, legal counsel or consultant (including any environmental consultant) retained by, or on behalf of, DOE from time to time in connection with the Guaranteed Loan, the Project, the Plant or the Financing Documents.

A-14 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Guaranteed Party Expenses” means any out-of-pocket costs, expenses and other amounts paid or incurred by or on behalf of any Guaranteed Party from time to time in connection with or otherwise related to this Agreement, the Financing Documents and the transactions contemplated hereunder and thereunder, including any of the following: (a) recordation and other costs, fees and charges in connection with the execution, delivery, filing, registration, or performance of the Financing Documents; (b) fees, charges, and expenses of any Guaranteed Party Advisors; (c) commissions, charges, costs and expenses for the conversion of currencies; (d) other fees, charges, expenses and other amounts from time to time due to any Guaranteed Party under or in connection with the Financing Documents; (e) fees and expense of the legal counsel, consultants and advisors of any Guaranteed Party with respect to any of the foregoing; and (f) DOE Extraordinary Expenses. “Guaranteed Party Force Majeure Event” means any act, event or circumstance that is beyond the control of any Guaranteed Party or such party’s respective agents, including any act or provision of any present or future law or regulation of any Governmental Authority (other than FFB or DOE, unless DOE or FFB, as the case may be, is issuing such regulation in compliance with Applicable Law), any act of God, fire, flood, severe weather, epidemic, quarantine restriction, explosion, sabotage, strike or other material labor disruption, act of war, act of terrorism, riot, civil commotion, lapse of the statutory authority of the United States Department of the Treasury to raise cash through the issuance of Treasury debt instruments, the unavailability of the Federal Reserve Bank wire, disruption or failure of the Treasury Financial Communications System or other wire or communication facility, closure of the U.S. federal government, unforeseen or unscheduled closure or evacuation of such Guaranteed Party’s office or any other similar event. “Hazardous Substance” means any substances, chemicals, materials or wastes defined, listed, classified or regulated as hazardous, toxic, radioactive (including tritium) or a pollutant or contaminant under any applicable Environmental Laws, or for which standards are imposed by any Governmental Authority related to any Release or threatened Release under any applicable Environmental Laws, including (a) any petroleum or petroleum byproducts (including gasoline, crude oil or any fraction thereof), flammable explosives, radioactive materials (including tritium), asbestos in any form that is or could become friable, urea formaldehyde foam insulation, per and polyfluoroalkyl substances, and polychlorinated biphenyls; and (b) any other chemical, material or substance the storage, transport, use, Release, disposal of, or exposure to which is prohibited, limited or otherwise regulated under any Environmental Law. “Indebtedness”, of any Person at any date, means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables, including under energy procurement and transportation contracts, incurred in the ordinary course of such Person’s business), (c) all

A-15 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements (other than reimbursement obligations, which are not due and payable on such date, in respect of documentary letters of credit issued to provide for the payment of goods and services in the Ordinary Course of Business), (g) the liquidation value of all mandatorily redeemable preferred Equity Interests of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation (provided, that if such Person is not liable for such obligation, the amount of such Person’s Indebtedness with respect thereto shall be deemed to be the lesser of the stated amount of such obligation and the value of the property subject to such Lien), and (j) for the purposes of Section 10.01(e) (Default Under Other Indebtedness) only, all obligations of such Person in respect of Swap Agreements, provided that Indebtedness as used in this Agreement shall exclude any Non-Recourse Debt. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. “Indebtedness for Borrowed Money” means, as to any Person, without duplication, (a) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services (other than any deferral (i) in connection with the provision of credit in the Ordinary Course of Business by any trade creditor or utility, or (ii) of any amounts payable under the Financing Documents (other than the Financing Documents)); or (b) the aggregate amount required to be capitalized under any Capital Lease under which such Person is the lessee. “Indemnified Liability” has the meaning given to such term in Section 11.07(a) (Indemnification). “Indemnified Party” has the meaning given to such term in Section 11.07(a) (Indemnification). “Indemnity Claims” has the meaning given to such term in Section 11.07(a) (Indemnification). “Independent Auditor” means [***] or such other firm of independent certified public accountants of nationally recognized standing as may be appointed by the Borrower from time to time.

A-16 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Independent Engineer” means [***] and its DOE-approved contractors, or such other Person appointed from time to time by DOE to act as technical advisor engineer in connection with the Project. “Inflation Reduction Act” has the meaning given to such term in Section 5.01(u) (OMB Certification). “Insolvency” means, with respect to any Multiemployer Plan, the condition that such plan is insolvent within the meaning of Section 4245 of ERISA. “Insolvency Proceeding” means any proceeding involving or seeking one or more of the following under any Applicable Law, in any jurisdiction and whether voluntary or involuntary: (a) any bankruptcy, insolvency, liquidation, company reorganization, restructuring, controlled management, suspension of payments or scheme of arrangement or order for relief with respect to the Borrower, including under the Bankruptcy Code; (b) any appointment of a provisional or interim liquidator, receiver, trustee, administrative receiver. conservator, other custodian or other similar official for all or any substantial part of the property of the Borrower; (c) any notification, resolution or petition for winding up or similar proceeding with respect to the Borrower; or (d) any issuance of a warrant or attachment, execution or similar process against all or any substantial part of the property of the Borrower. “Intended Prepayment Date” means the date identified in a Prepayment Election Notice as the particular date on which the Borrower intends to make the prepayment specified therein, which date must be a Business Day and shall not be on a Payment Date or the last day of any Fiscal Quarter. “Investment Company Act” means the United States Investment Company Act of 1940. “Investment Grade” means a rating of at least BBB- (or the equivalent rating), without a negative outlook that such rating is on watch to be downgraded below BBB- (or the equivalent rating), from S&P or Fitch, or at least Baa3 (or the equivalent rating), without a negative outlook that such rating is on watch to be downgraded below Baa3 (or the equivalent rating), from Moody’s; provided that if the Borrower’s applicable debt has a rating from more than one such agency described in the definition of Investment Grade, its ratings for purposes of the Financing Documents shall be deemed to be the lowest of such ratings, except that if the Borrower’s applicable debt has a different rating from each of the three (3) rating agencies described in the definition of Investment Grade, its rating for the purposes of the Financing Documents shall be deemed to be the middle of such ratings. “IRS” means the United States Internal Revenue Service.

A-17 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Judgment Currency” has the meaning given to such term in Section 11.06 (Judgment Currency). “Knowledge” means, with respect to the Borrower, the actual knowledge of a Principal Person of the Borrower with primary management or supervisory responsibilities with respect to the Project or the Plant or who have critical influence on or substantial control over the Borrower, the Project or the Plant, and any knowledge which any such Principal Person should have obtained in the diligent performance of their duties, functions and responsibilities. “Late Charge” has the meaning given to such term in the FFB Note. “Late Charge Rate” has the meaning given to such term in the FFB Note. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any Capital Lease Obligation having substantially the same economic effect as any of the foregoing). “Maintenance Fee” means a maintenance fee in respect of DOE’s administrative expenses in servicing and monitoring the Project and the Financing Documents during the restart, commissioning and operation of the Project (including the continued operation of the Plant after Project Completion) in an amount per year equal to [***], payable annually. “Mandatory Prepayment” means the prepayment of any outstanding Guaranteed Loan, in whole or in part pursuant to Section 3.05(c) (Mandatory Prepayments). “Mandatory Prepayment Amount” has the meaning given to such term in Section 3.05(c)(i) (Mandatory Prepayments). “Mandatory Prepayment Event” has the meaning given to such term in Section 3.05(c)(i) (Mandatory Prepayments). “MARAD” means the United States Maritime Administration, or any successor agency in accordance with Applicable Law. “Material Adverse Effect” means (a) a change in the business, property, operations or financial condition of the Borrower and its Subsidiaries taken as a whole that would reasonably be expected to materially and adversely affect the Borrower’s ability to perform its obligations under the Financing Documents or (b) a material adverse effect on (i) the validity or enforceability of this Agreement or any other Financing Document or (ii) the rights and remedies of any Guaranteed Party under this Agreement or any other Financing Document. “Maximum Guaranteed Loan Amount” has the meaning given to such term in Section 2.01(a) (Purchase of the FFB Note). “Merger Transaction” has the meaning given to such term in Section 9.02 (Fundamental Changes).

A-18 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Monthly Restart Progress Report” means the monthly summary restart report substantially in the form of Exhibit H (Form of Monthly Restart Progress Report). “Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof. “Multiemployer Plan” means a plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “NEPA” means the National Environmental Policy Act, 42 U.S.C. §§ 4321, et seq., and all regulations promulgated thereunder, and publicly available determinations, as either amended or modified from time to time. The issuance of the DOE Guarantee for FFB to advance funds to the Borrower for the repair and maintenance activities associated with the restart and repowering of the Plant constitutes DOE’s decision on the alternatives analyzed in the Final DOE/EIS-0574 in accordance with 42 U.S.C 4336e. “No Federal Funding Certificate” means a certification by the applicable Person that no funds, personnel, property (tangible or intangible) of any U.S. federal agency, instrumentality, personnel or affiliated entity are expected to be used (directly or indirectly) through acquisitions, contracts, demonstrations, exchanges, grants, incentives, leases, procurements, sales or other transaction authority, or other arrangements, to support the Project in contravention of Sections 50141(d) and 50144(b) of the Inflation Reduction Act. “Non-Appealable” means, with respect to any judgment or finding, unless otherwise agreed by DOE, (a) such judgment or finding is not subject to any pending appeal, intervention or similar proceeding or any unsatisfied condition which may result in modification or revocation, and (b) all applicable appeal periods have expired (except for any judgment or finding which does not have any limit on an appeal period under Applicable Law). “Non-Recourse Debt” means any Indebtedness that finances the acquisition, development, ownership or operation of an asset in respect of which the Person to which such Indebtedness is owed has no recourse whatsoever to the Borrower or any of its Affiliates other than: (a) recourse to the named obligor with respect to such Indebtedness (the “Debtor”) for amounts limited to the cash flow or net cash flow (other than historic cash flow) from the asset; (b) recourse to the Debtor for the purpose only of enabling amounts to be claimed in respect of such Indebtedness in an enforcement of any security interest or lien given by the Debtor over the asset or the income, cash flow or other proceeds deriving from the asset (or given by any shareholder or the like in the Debtor over its shares or like interest in the capital of the Debtor) to secure the Indebtedness, but only if the extent of the recourse to the Debtor is limited solely to the amount of any recoveries made on any such enforcement; and (c) recourse to the Debtor generally or indirectly to any Affiliate of the Debtor, under any form of assurance, undertaking or support, which recourse is limited to a claim

A-19 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. for damages (other than liquidated damages and damages required to be calculated in a specified way) for a breach of an obligation (other than a payment obligation or an obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the Person against which such recourse is available. “NRC” means the Nuclear Regulatory Commission. “NRC Regulatory Memo” has the meaning given to such term in Section 5.01(i)(iii) (Legal Opinions & NRC Regulatory Memo). “NRC Required Approvals” means the Required Approvals set forth on Schedule 5.01 (k) (Required Approvals Schedule) which specify NRC as the applicable agency. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “OMB” means the Office of Management and Budget of the Executive Office of the President of the United States. “Opinion of Borrower’s Counsel re: Borrower Instruments” has the meaning given to such term in the FFB Note Purchase Agreement. “Ordinary Course of Business” means, in respect of any transaction involving any Person, the ordinary course of such Person’s business, as conducted by any such Person in accordance with past practice (or as contemplated by such Person’s business plan) and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Financing Document. “Organizational Documents” means, with respect to: (a) any corporation, its certificate or articles of incorporation or organization, as amended, and its by-laws, as amended; (b) any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended; (c) any general partnership, its partnership agreement, as amended; and (d) any limited liability company, its articles of organization, as amended, and its operating agreement, as amended. “Overdue Amount” means any amount owing under the FFB Note that is not paid when and as due. “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56.

A-20 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Payment Date” means each May 17 and November 17 or, in each case, if such day is not a Business Day, the next Business Day. “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA. “Permitted Costs” means, with respect to Phase I or Phase II, as applicable, the Project Costs identified in Schedule 2.04(d) (Permitted Costs). “Permitted Liens” means any of the following: (a) pledges or deposits in the Ordinary Course of Business in connection with bids, tenders, contracts or statutory obligations or to secure surety or performance bonds; (b) Liens imposed by law, such as carriers’, warehousemen’s, and mechanics’ liens, arising in the Ordinary Course of Business; (c) survey exceptions, encumbrances, easements or reservations of, or rights of others for, licenses, leases, rights-of-way, sewers, electric lines, telegraph, and telephone lines and other similar purposes, or zoning, land use regulations or other restrictions as to the use of real property imposed by Governmental Authorities having jurisdiction over the Borrower, that do not in any case have a Material Adverse Effect; (d) Liens (not securing Indebtedness) of depository institutions and securities intermediaries (including rights of set off or similar rights) with respect to deposit accounts or securities accounts; (e) Liens for judgments under appeal or review (so long as any such appeal or proceeding for review is being pursued in good faith by appropriate proceedings); (f) Liens securing (i) judgments for the payment of money that do not constitute an Event of Default or (ii) appeals and the other surety bonds related thereto; (g) Liens for (i) Taxes not yet due or (ii) Taxes which are being contested in good faith by appropriate proceedings, with respect to which reserves in conformity with the Designated Standard have been provided on the books of the Borrower or any of its Subsidiaries, as applicable, and that do not in any case have a Material Adverse Effect; (h) licenses of intellectual property; (i) Liens incurred in the Ordinary Course of Business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness);

A-21 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (j) Liens in respect of Capital Lease Obligations; (k) Liens evidenced by the filing of precautionary Uniform Commercial Code financing statements relating solely to operating leases of personal property entered into in the Ordinary Course of Business, provided that any such Lien is only in respect of the personal property subject to, and secures only, the respective operating lease; (l) Liens on insurance policies and proceeds thereof, or other deposits, to secure insurance premium financings; (m) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (n) Liens on property existing at the time of acquisition thereof by the Borrower, or to secure any Indebtedness incurred by the Borrower prior to, at the time of, or within ninety (90) days after the later of the acquisition, the completion of construction (including any improvements on an existing property) or the commencement of commercial operation of the property, which Indebtedness is incurred for the purpose of financing all or any part of the purchase price or construction or improvements; (o) Liens to secure purchase money Indebtedness not in excess of the cost or value of the property acquired; (p) Liens securing obligations issued by a state, territory or possession of the United States, or any political subdivision of any of the foregoing or the District of Columbia, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the IRS, includible in gross income of the holder by reason of Section 103(a)(1) of the Code, as amended (or any successor to such provision) as in effect at the time of the issuance of such obligations; (q) cash collateralization of letters of credit under any letter of credit facility of the Borrower to the extent required following an event of default, mandatory prepayment event or other similar event under the letter of credit facility; and (r) Liens securing Indebtedness under any revolving credit facility of the Borrower. “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, trust company, unincorporated organization or Governmental Authority. “Phase I” has the meaning given to such term in Section 5.01(y)(ii) (Compliance with NEPA; Environmental Reports). “Phase II” has the meaning given to such term in Section 5.03(i) (NEPA and SRBC).

A-22 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Plan” means at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Plant” has the meaning given to such term in the preliminary statements. “Post-Petition Interest” means all interest (or entitlement to fees or expenses or other charges) accruing or that would have accrued after the commencement of any Insolvency Proceeding, irrespective of whether a claim for post-filing or petition interest (or entitlement to fees or expenses or other charges) is allowed in any such Insolvency Proceeding. “PPA” means that certain Nuclear Energy Purchase Agreement [***]. “Prepayment Election Notice” has the meaning given to such term in the FFB Note. “Prepayment Price” has the meaning given to such term in the FFB Note. “Principal Persons” means: (a) solely with respect to the definition of Knowledge, any President, Chief Financial Officer, Chief Legal Officer, Executive Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Borrower, any Site Vice President with executive authority over the Plant, and any financial officer responsible for the administration of the obligations of the Borrower under the Guaranteed Loan; and (b) in all other instances, any officer, director, beneficial owner of ten percent (10.0%) or more of equity interests that are not publicly traded securities or other natural person (whether or not an employee) with executive authority over the Borrower or other applicable Borrower Entity. “Program Requirements” means all of the following: (a) Title XVII; and (b) the Applicable Regulations. “Prohibited Jurisdiction” means any country, region, territory or jurisdiction that: (a) is the target of comprehensive country wide or territory wide Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic); (b) has been designated by the Secretary of the Treasury under Section 311 or 312 of the Patriot Act as warranting special measures due to money laundering concern; or

A-23 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (c) has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization of which the U.S. is a member, such as the Financial Action Task Force on Money Laundering, and with which designation the U.S. representative to the group or organization continues to concur. “Prohibited Person” means any Person or entity that is: (a) named, identified, or described on the List of Specially Designated Nationals and Blocked Persons maintained by OFAC; (b) named, identified or described on any other list of Sanctions targets, Sanctions list or other list of individuals or entities that, in each case, identifies individuals or entities with whom United States persons may not conduct business, including, as applicable, lists published or maintained by OFAC, lists published or maintained by the U.S. Department of Commerce, and lists published or maintained by the U.S. Department of State; (c) resident, operating (in violation of applicable Sanctions) or organized in a Prohibited Jurisdiction; (d) a government of a Prohibited Jurisdiction; (e) otherwise a target of Sanctions; (f) debarred, suspended, declared ineligible or voluntarily excluded (as such terms are defined in any of the Debarment Regulations) from contracting with any Federal Government department or any agency or instrumentality thereof or otherwise participating in procurement or non-procurement transactions with any Federal Government department or agency pursuant to any of the Debarment Regulations; (g) has been indicted, convicted or had a judgment, order, decision, or decree, or any action of a similar nature, of or by a governmental authority having jurisdiction over such person or entity or any of its properties rendered against it for any of the offenses listed in any of the Debarment Regulations; (h) otherwise a “foreign entity of concern” (as defined in the Inflation Reduction Act of 2022, Public Law No. 117-169); (i) of which fifty percent (50%) is owned or Controlled by, or acting for or on behalf of, any Persons described in the foregoing clauses (a)-(e); or (j) Controlled by, or acting on behalf of, any Person described in the forgoing clauses (f)-(h). “Project” has the meaning given to such term in the preliminary statements.

A-24 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Project Completion” means the satisfaction of each of the following conditions as certified by a Responsible Officer of the Borrower: (a) all necessary Borrowers actions regarding Required Approvals (including NRC Required Approvals) on the Required Approvals Schedule that supports the achievement of Project Completion have been completed; and (b) the Plant has begun physical delivery of energy metered at the Plant interconnection point for commercial sale. “Project Completion Long-stop Date” means September 15, 2031. “Project Costs” means those costs, including escalation and contingencies, identified in and permitted by Sections 609.2 and 609.10 of the Applicable Regulations as determined by DOE (including, in DOE’s sole discretion and to the extent permitted under the Applicable Regulations, the cost of refinancing outstanding indebtedness). “Project Milestone Schedule” means Schedule 5.01(z) (Project Milestone Schedule). “Property” means any present or future right or interest in, to or under any assets, equipment, facilities, contracts, leaseholds, business, receivables, revenues, accounts, or other property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. “Qualified Investment Fund” means an investment fund in relation to which: (a) such fund and each of its Fund Parties have provided all requested documentation and other information related to, and has otherwise satisfied, the “know your customer” due diligence requirements of each Guaranteed Party pursuant to its policies; and (b) the relevant Fund Parties have certified in writing, to the satisfaction of DOE, that: (i) due diligence on the fund’s limited partners, members, or shareholders has been performed in accordance with the fund’s anti-money laundering and “know your customer” policies that are consistent with applicable legislation, regulations, or industry guidelines; (ii) the Fund Parties have developed and will maintain due diligence policies and procedures for prospective members or shareholders in accordance with the fund’s anti-money laundering and “know your customer” policies that are consistent with applicable legislation, regulations, or industry guidelines; (iii) the Fund Parties being reviewed is not a Prohibited Person; and (iv) no ultimate Beneficial Owner in such Fund Party, together with its Controlled Affiliates, owns in the aggregate ten percent (10%) or more of the direct or indirect Equity Interests in the Borrower.

A-25 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Qualified Operator” means any entity approved by NRC to operate the Plant. “Qualified Public Company Shareholder” means each Person that holds, directly or indirectly, shares or other Equity Interests in a company, which shares are not restricted or closely held, but are freely available to the public for trading on any national securities exchange approved by or registered with the competent securities regulator of the relevant country. “Real Property” means, with respect to any Person, all right, title and interest of such Person in and to any and all parcels of real property owned, leased or encumbered by such Person, together with all improvements and appurtenant fixtures, equipment, easements and other property and rights incidental to the ownership, lease or operation thereof. “Register” has the meaning given to such term in Section 11.09(c) (Successors and Assigns). “Reimbursement Amounts” has the meaning given to such term in Section 4.01(c)(i) (Reimbursement and Other Payment Obligations). “Reimbursement Obligation” means the obligation of the Borrower to reimburse DOE pursuant to Article IV (Payment Obligations; Reimbursement). “Release” means, with respect to Hazardous Substances, any disposing (including the abandonment or discarding of barrels, containers and other closed receptacles containing Hazardous Substances), discharging, injecting, spilling, leaking, leaching, dumping, pumping, pouring, emitting, escaping, emptying, seeping, placing, or migrating into, through or upon the environment (including any land, water or air), and “Released” shall have a corresponding meaning. “Release Date” means the date on which all of the Guaranteed Obligations (other than inchoate indemnity obligations) have been paid in full and the Guaranteed Loan Commitment Amount has been reduced to zero Dollars ($0). “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty (30)-day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. § 4043. “Requested Advance Date” means, for any Advance Request, the date requested by the Borrower for FFB to make an Advance under the FFB Note, which may not be (a) on the last seven (7) Business Days of the months of March, June, September and December; (b) on the last three (3) Business Days of any other calendar month; or (c) during the period from September 15 through and including the third Business Day of October of each year. “Required Approvals” means all Governmental Approvals and other consents and approvals of third parties necessary or required under Applicable Law or any Contractual Obligation for: (a) the due execution, delivery recordation, filing or performance by the Borrower of any Financing Document, including any FFB Document, in each case, to which it is, or is intended to be, a party;

A-26 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (b) the issuance of the FFB Note and the borrowings under the FFB Documents, the use of the proceeds thereof and the Reimbursement Obligations; (c) the exercise by any Guaranteed Party of its rights under any of the Financing Documents; (d) the restart, operation or maintenance of the Project (including the continued operation of the Plant after Project Completion); or (e) the Borrower’s ownership of the Project and the Plant. “Required Approvals Schedule” means Schedule 5.01(k) (Required Approvals Schedule), as updated or otherwise supplemented pursuant to Section 5.03(j) (Required Approvals) and approved in writing by DOE, (A) setting out in Part A, all Required Approvals (other than Governmental Approvals and other consents and approvals that, in each case, are of a routine nature and can be obtained in the Ordinary Course of Business), including NRC Required Approvals, required for the restart, ownership, operation and maintenance of the Project (including after Project Completion) that have been obtained prior to the Execution Date and (B) setting out in Part B, a schedule specifying (1) the expected timing (by good faith estimate) of obtaining all Required Approvals (other than Governmental Approvals and other consents and approvals that, in each case, are of a routine nature and can be obtained in the Ordinary Course of Business), including NRC Required Approvals, not yet received as of the Execution Date, (2) the timing by which each such Required Approval is expected (by good faith estimate) to become a Final Order and (3) whether such Required Approvals are needed for Phase I or Phase II work. “Responsible Officer” means: (a) with respect to any Person: (i) that is a corporation, the chief executive officer, president, vice president, assistant vice president, treasurer, assistant treasurer, any Person holding equivalent positions in such corporations, or any other Financial Officer of such Person; (ii) that is a partnership, each general partner of such Person or the chairman, chief executive officer, president, vice president, assistant vice president, treasurer, assistant treasurer, any Person holding equivalent positions in such corporations, or any other Financial Officer of a general partner of such Person; (iii) that is a limited liability company, the manager, managing partner or duly appointed officer of such Person, the individuals authorized to represent such Person pursuant to the Organizational Documents of such Person, or the chairman, chief executive officer, president, vice president, assistant vice president, treasurer, assistant treasurer, or any Person holding equivalent positions in such corporations, or any other Financial Officer of the manager or managing member of such Person; or

A-27 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (b) with respect to the Borrower, only those individuals holding any of the foregoing positions whose names appear on the relevant certificate of incumbency delivered pursuant to Section 5.01(f) (Execution Date Certificates), in each case, as such certificate of incumbency may be amended from time to time to identify the individuals then holding such offices and the capacity in which they are acting. “Restart Budget” means the budget for the costs to complete the restart of the Plant from inception to Project Completion in the form of Exhibit I (Form of Restart Budget), as updated, amended or supplemented from time to time pursuant to the terms hereof. “SAM” means the System for Award Management electronic database administered by the United States General Services Administration, found at www.sam.gov. “Sanctions” means (a) applicable laws, regulations, embargoes, and restrictive measures implemented, administered or enforced by OFAC, and all similar sanctions or export control laws, regulations, embargoes, or restrictive measures implemented, administered or enforced by the United State Government, including the U.S. Department of Commerce and the U.S. Department of State; (b) any U.S. Executive Orders imposing economic or financial sanctions on any individuals, entities, countries or regimes; and (c) any multilateral economic or trade sanctions in which the United States participates. “SEC” means the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority. “Secretary of Energy” means as of any date, the then-current secretary of the U.S. Department of Energy or, in their absence, the person discharging their duties or exercising their prerogatives in accordance with Applicable Law. “Secretary of Labor” means as of any date, the then-current secretary of the Department of Labor or, in their absence, the person discharging their duties or exercising their prerogatives in accordance with Applicable Law. “Secretary of the Treasury” means as of any date, the then-current secretary of the U.S. Department of Treasury or, in their absence, the person discharging their duties or exercising their prerogatives in accordance with Applicable Law. “Single Employer Plan” means any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan. “Solvent” means, with respect to the Borrower and its Subsidiaries, on a consolidated basis, that as of the applicable date of determination, (i) the fair value of the assets of the Borrower and its Subsidiaries, on a consolidated basis, at a fair valuation on a going concern basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise, (ii) the present fair saleable value of the property of the Borrower and its Subsidiaries, on a consolidated and going concern basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured in the Ordinary Course of Business,

A-28 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. (iii) the Borrower and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured in the Ordinary Course of Business and (iv) the Borrower and its Subsidiaries are not engaged in businesses, and are not about to engage in businesses for which they have unreasonably small capital. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all the facts and circumstances existing as of the date of determination, would reasonably be expected to become an actual and matured liability. “SRBC” means the Susquehanna River Basin Commission. “Standard & Poor’s” or “S&P” means S&P Global Ratings, a division of S&P Global Inc. or any successor to the rating agency business thereof. “Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of its Subsidiaries shall be a “Swap Agreement”. “Tax Certificate” has the meaning given to such term in Section 5.01(f)(ii) (Execution Date Certificates). “Taxes” means all taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, penalties or additions thereto imposed in respect thereof. “Term Sheet” means the Summary Terms and Conditions for Loan Guarantee under U.S. Department of Title XVII Loan Program attached to the Conditional Commitment Letter. “Title XVII” has the meaning given to such term in the preliminary statements. “Transmission Code” means the code delivered by DOE to each of the Authorized Transmitters of the Borrower. “UCC” means the Uniform Commercial Code as adopted and in effect in the State of New York.

A-29 [***] = Certain information has been excluded from this exhibit because it is both not material and the type that the registrant treats as private or confidential. “Unfunded Pension Liabilities” means the excess of an Employee Benefit Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that plan’s assets, determined in accordance with the assumptions used for funding the Employee Benefit Plan pursuant to Section 412 of the Code for the applicable plan year. “United States” and “U.S.” mean the United States of America. “Withdrawal Liability” means any liability to a Multiemployer Plan as a result of a complete or partial withdrawal by the Borrower or any Commonly Controlled Entity from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.